U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                     INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for Use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material under Rule 14a-12

                             SLOPESTYLE CORPORATION
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies: Common Stock
     2.   Aggregate number of securities to which transaction applies: 5,876,950
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     4.   Proposed maximum aggregate value of transaction:
     5.   Total fee paid:

            [_] Fee paid previously with preliminary materials.

            [_] Check  box if any  part  of the fee is  offset  as  provided  by
                Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1) Amount Previously Paid:

            (2) Form, Schedule or Registration Statement No.:

            (3) Filing Party:

            (4) Date Filed:










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


                             SLOPESTYLE CORPORATION
                      1111 Hughes Court, Wylie, Texas 75098
                                 (972) 488-8060

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Slopestyle Corporation will hold its Annual Meeting of Stockholders at its offices located at 1111 Hughes Court, Wylie, Texas 75098 on December 12, 2007 at 1111 Hughes Court, Wylie, Texas 75098. We are holding the meeting for the following purposes:


     1) To elect members of the Board of Directors, whose terms are described in this proxy statement;

     2)   To change our corporate name to REMEDIATION SERVICES, INC.;

     3)   To convert from a Texas corporation to a Nevada corporation;

     4)   To authorize a class of preferred stock;

     5) To amend our articles of incorporation by eliminating the provision granting preemptive rights to our shareholders; and,

     6) To transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

         Holders of record of Slopestyle common stock at the close of business on October 15, 2007, are entitled to vote at the meeting. The Board urges Stockholders to vote "FOR" each of Items 1, 2, 3, 4 and 5 and solicits your vote.

         In addition to the proxy statement, proxy card and voting instructions, a copy of Slopestyle's annual report on Form 10-KSB and quarterly reports on Form 10-QSB, which are not part of the proxy soliciting material are enclosed.

         It is important that your shares be represented and voted at the meeting. We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend the meeting, please vote your shares using the enclosed proxy card. Simply sign the return card where required, note the number of shares you own and if you will attend the meeting in person, and return the card in the envelope provided to us at the address first written above. Of course, you may also vote your shares in person at the Annual Meeting.

                                        By Order of the Board of Directors,


                                        -----------------------------------
                                        Reed Buley
                                        President

November 9, 2007


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



                                 PROXY STATEMENT

         We are providing these proxy materials in connection with the solicitation by the Board of Directors of Slopestyle Corporation of proxies to be voted at our Annual Meeting of Stockholders, to be held on December 12, 2007, and at any meeting following postponement or adjournment of the Annual meeting.

         You are cordially invited to attend the annual meeting, which will begin at 9:30 AM. The meeting will be held at our offices located at 1111 Hughes Court, Wylie, Texas 75098. Stockholders will be admitted beginning at 9:00 AM. The location is accessible to handicapped persons, and we will provide wireless headsets for hearing amplification upon request.

         You will need an admission ticket to enter the meeting. If you are a stockholder of record, you will find an admission ticket attached to the proxy card sent to you. If you plan to attend the annual meeting, please retain the admission ticket. A map and directions to the annual meeting are printed on the admission ticket.

         If your shares are held in the name of a bank, broker, or other nominee and you plan to attend the annual meeting, you can obtain an admission ticket in advance by sending a written request, along with proof of ownership, such as a recent bank or brokerage account statement, to our transfer agent, Signature Stock Transfer, Inc., One Preston Park, 2301 Ohio Drive, Suite 100 Plano, Texas 75093, (972) 612-4120. If you arrive at the annual meeting without an admission ticket, we will admit you if we are able to verify that you are a stockholder of Slopestyle Corporation.

         We are first mailing this proxy statement, the proxy card and voting instructions on November 12, 2007, to persons who were stockholders at the close of business on October 15, 2007, the record date for the meeting.

                             IMPORTANT--PLEASE READ

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your proxy at your earliest convenience by mail using the enclosed envelope. This will ensure the presence of a quorum at the Annual Meeting and will save us the expense of additional solicitation. Sending in your proxy card and voting will not prevent you from voting your shares at the Annual Meeting, or changing your vote, if you desire to do so. It will also help us provide adequate seating if you note that you will attend. Your proxy is revocable at your option in the manner described in the Proxy Statement.




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


PROXIES AND VOTING PROCEDURES

         You can vote your shares by completing and returning a proxy card or, if you hold your shares in "street name," a voting instruction form.

         If your shares are held in "street name," you must obtain a proxy, executed in your favor, from your broker or other holder of record, to be able to vote at the meeting.

         You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy or by voting in person at the meeting.

         All shares entitled to vote and represented by properly completed proxies received prior to the meeting and not revoked will be voted at the meeting in accordance with your instructions.

         If you hold your shares through a broker, your shares may be voted even if you do not attend the annual meeting.

         Abstentions and broker non-votes do not have the effect of votes in opposition to a director. Abstentions are also counted towards determining a quorum.

         If any other matters are properly presented at the annual meeting for consideration, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the individuals named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the annual meeting is postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned meeting. You will still be able to revoke your proxy until it is voted. At the date this proxy statement went to press, we did not anticipate that any other matters would be raised at the annual meeting.

STOCKHOLDERS ENTITLED TO VOTE

         You are entitled to vote at the annual meeting all shares of our common stock that you held as of the close of business on the record date. Each share of our common stock is entitled to one vote with respect to each matter properly brought before the meeting.

         On October 15, 2007, the record date, there were 5,876,950 shares of common stock outstanding.

         A list of stockholders entitled to vote at the meeting will be available at the meeting, and for 10 days prior to the meeting, at 1111 Hughes Court, Wylie, Texas 75098 between the hours of 10:00 a.m. and 5:00 p.m. local time.

REQUIRED VOTE

         The presence, in person or by proxy, of the holders a majority of the shares of a voting group entitled to vote at the annual meeting, shall constitute a quorum of that voting group, which is required in order to transact business at the meeting.

COST OF PROXY DISTRIBUTION AND SOLICITATION

         Slopestyle Corporation will pay the expenses of the preparation of the proxy materials and the solicitation by the Board of Directors of proxies. Proxies may be solicited on behalf of Slopestyle Corporation in person or by telephone, e-mail, facsimile or other electronic means by directors, officers or employees of Slopestyle Corporation, who will receive no additional compensation for soliciting. In accordance with the rules of the Securities and Exchange Commission, we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of Slopestyle Corporation stock.

PROPOSAL 1 -

PROPOSAL FOR THE ELECTION OF DIRECTORS

The Board of Directors is comprised of only one director. Directors will be elected by the affirmative vote of a majority of the votes. Our current sole director, Reed T. Buley, is standing for reelection, and if he is elected, will continue to be our sole director. We only have one director, who is also our Chief Executive and Financial Officer and therefore there are no family relationships among our directors or executive officers. Provided below is a brief description of our director's business experience during the past five years and an indication of directorships he has held in other companies subject to the reporting requirements under the Federal securities laws. Our director will serve until the next annual meeting of shareholders and until his successor(s) are elected and qualified, or until his earlier death, retirement, resignation or removal.

Information with Respect to Director Nominees

Reed T. Buley. Mr. Buley graduated from Trinity Valley Community College in 1992, Since graduation he has held various management and operations positions before moving into the restoration business. In the course of the restoration business, he added the remediation and other specialty services. He was the manager of a water and fire restoration company serving the Dallas/Fort Worth metroplex from 2000 until 2002 when he became President of Slopestyle Corporation. He has been the President of Slopestyle Corporation since December 2002.

Pursuant to our Articles of Incorporation, this proposal can be approved by the affirmative vote of the holders of a majority of the shares entitled to vote in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE ABOVE NAMED DIRECTOR.


PROPOSAL 2 -

PROPOSAL TO CHANGE THE NAME OF THE COMPANY TO REMEDIATION SERVICES, INC.

The Board seeks the right to change the name of the company from Slopestyle Corporation to Remediation Services, Inc., which more accurately describes our business.

Management believes that changing our name to Remediation Services, Inc. will bring us greater exposure and name recognition because the new name will more accurately describe our business.

If the proposal to convert into a Nevada corporation is approved, then our new name will become effective through the documents we must file to effect the conversion. If however, the proposal to convert into a Nevada corporation is not approved, then we will promptly file Articles of Amendment with the Secretary of State of the State of Texas to amend our existing Articles of Incorporation and effect our new name, which will become effective on the date of filing the Articles of Amendment. The text of the Articles of Amendment is set forth in Exhibit A. The text of the Articles of Amendment is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Texas and as the Board deems necessary and advisable to correctly identify the Company's new name. Either way, we will need a new Over the Counter Bulletin Board trading symbol and cusip number upon our name change. We will report our new symbol and cusip number in a Current Report on Form 8-K once it is established.

Pursuant to the Texas Business Corporation Act, Art. 4.02, the name change will be approved if we receive the affirmative vote of the holders of at least two-thirds of the outstanding shares entitled to vote thereon.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR CHANGING THE NAME OF THE CORPORATION TO REMEDIATION SERVICES, INC.

PROPOSAL 3 -

PROPOSAL TO CONVERT FROM A TEXAS CORPORATION TO A NEVADA CORPORATION.


The Board of Directors is recommending that shareholders approve converting from a Texas corporation to a Nevada corporation.

Management believes that it is in the best interests of our shareholders to convert to a Nevada corporation for tax savings purposes, for the increased flexibility afforded by Nevada's corporate law and to take advantage of several features provided by such law that is expected to help us facilitate certain corporate actions, such as pursuing the possibility of acquiring another company to grow our business and increase our shareholders' value.

Management is also exploring the possibilities of acquiring a business to enhance our stockholder's value. Although we have had preliminary discussions with potential candidates, we have not yet entered into any informal or formal agreements and continue to look for the best suited candidate. You should be aware, however, that depending upon the type of transaction we ultimately pursue, we may not have to seek shareholder approval of such transaction. As a result you may not be able to vote on any new proposed transaction that our Board of Directors approves. Management believes that converting into a Nevada corporation will make us more attractive to investors that look to earnings after taxes and to certain acquisition candidates who may desire a merger company that is located in a more advantageous tax location. The State of Texas recently enacted HB 3, legislation whereby the Company could be subject to additional franchise taxes. Management believes it is in the best interest of the shareholders to convert to a Nevada corporation to eliminate the potential for additional taxes. In Nevada, we will pay a $100.00 per year business tax and an $85.00 per year franchise tax. The Board has also reserved its right to elect not to proceed, and abandon, the conversion if it determines, in its sole discretion, that it is no longer in the best interests of the Company's stockholders. No further action on the part of stockholders will be required to either implement or abandon the conversion. If approved, the Board anticipates implementing the conversion as soon as possible because of the advantages such conversion will bring to us and our shareholders.

Converting to a Nevada corporation will not result in any change in the Company's headquarters, jobs, management, or location of any of our offices or facilities, number of employees, assets, liabilities or net worth. However, we believe it will be beneficial to the Company and its shareholders in the long run to obtain the benefits of Nevada's comprehensive and widely used corporate law.

Pursuant to the business laws of Nevada and Texas, the Company prepared a Plan of Conversion, which our Board approved by written consent. To effect the conversion, the Board of Directors will file Articles of Conversion with the Secretary of State of Texas and Nevada. To establish our existence as a Nevada corporation, we will file Articles of Incorporation in Nevada, which is attached hereto as Exhibit B. Since a company cannot be incorporated in two states at the same time, once the Articles of Conversion are filed with Texas' Secretary of State, we will cease being a Texas corporation. A copy of the Plan of Conversion and Articles of Conversion are attached hereto as Exhibit C and D, respectively.

ONCE THE ARTICLES OF CONVERSION ARE FILED WITH TEXAS AND NEVADA, THEN ASIDE FROM CHANGING THE STATE OF INCORPORATION, OUR CORPORATE NAME, OUR AUTHORIZED CAPITAL AND REMOVING SHAREHOLDERS' PREEMPTIVE RIGHTS - ASSUMING SUCH PROPOSALS ARE APPROVED, THE COMPANY'S ARTICLES OF INCORPORATION WILL REMAIN THE SAME. However, once it is filed and the state of incorporation is changed, Nevada Law, rather than Texas Law, will control and govern the Company's corporate affairs. Accordingly, our bylaws will be read to be consistent with Nevada law and any conflicting provisions shall be reformed and construed to be consistent therewith.

The Board of Directors believes that converting from Texas to Nevada will also encourage directors to continue to make independent decisions in good faith on behalf of the Company and may also make it easier to attract future board members since such candidates should already be familiar with Nevada corporate law. In general, Nevada law provides greater protection to our directors and the Company than Texas law. For one thing, in Nevada a plaintiff must show the minimum contacts generally required for a state to have jurisdiction over a non-resident director. Also, Nevada law allows a company and its officers and directors, if personally sued, to petition the court to order a plaintiff to post a bond to cover their costs of defense. This motion can be based upon lack of reasonable possibility that the complaint will benefit the Company or a lack of participation by the individual defendant in the conduct alleged. The amount of time and money required to respond to these claims and to defend this type of litigation can be substantial. With the increase in frequency of claims and litigation directed towards directors and officers, converting to Nevada may therefore help attract and retain qualified management by reducing the risk of lawsuits, as well as the effects of such lawsuits, being filed against the Company and its directors.

Because of differences between the laws of Nevada and Texas, the conversion will effect some changes in your rights as Company shareholders. Summarized below are a few of the differences between shareholder rights before and after the conversion, as a result of the differences among these laws. This summary is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to Nevada's Revised Statutes, the Company's Articles of Incorporation and Bylaws before and after the conversion, and laws governing Texas corporations.

     1.   Election of Directors

          o Pursuant to our current articles of incorporation, all elections are determined by a majority of the votes cast, and except as otherwise required by law, all other matters shall be determined by a majority.

          o Pursuant to NRS, unless otherwise provided in the articles of incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Shareholders do not have a right to cumulate their votes for directors unless the articles of incorporation so provide.

     2.   Removal of Directors
          o As permitted by Texas law, directors may be removed with or without cause by the vote of a majority of the shares entitled to vote thereon.
          o Nevada law provides that directors may be removed by the vote of two-thirds of the voting interests entitled to vote for the election of directors. Thus, the conversion may make it more difficult for the stockholders of the Company to remove a member of the board of directors because it increases the number of shares that must be voted for removal.

     1.   Special Meetings of Stockholders
          o Pursuant to Texas law, special meetings of the shareholders may only be called (1) by the president, the board of directors, or such other person or persons as may be authorized in the articles of incorporation or the bylaws or (2) by the holders of at least 10% percent of all the shares entitled to vote at the proposed special meeting, unless the articles of incorporation allow for a number of shares greater than or less than 10%, but in no event greater than 50%.
          o Nevada law provides more flexibility since it does not address the manner in which special meetings of stockholders may be called but permits corporations to determine the manner in which meetings are called in their bylaws.

     1.   Special Meetings Pursuant to Stockholder Petition
          o In Texas, if the annual meeting is not held within any 13-month period and a written consent of shareholders has not been executed instead of the meeting, any court of competent jurisdiction in the county in which the principal office of the corporation is located may, on the application of any



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

               shareholder, summarily order a meeting to be held. Failure to hold the annual meeting at the designated time shall not work a dissolution of the corporation.
          o Under Nevada law, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The conversion will thus make it more difficult for our stockholders to require that an annual meeting be held without the consent of the board of directors.

     1.   Dividends
          o Under Texas law, a distribution is defined as a transfer of money or other property (except a corporation's own shares or rights to acquire its shares), or an issuance of indebtedness, by a corporation to its shareholders in the form of: (i) a dividend on any class or series of the corporation's outstanding shares; (ii) a purchase, redemption or other acquisition by the corporation, directly or indirectly, of its shares; or (iii) a payment in liquidation of all or a portion of its assets. Under Texas law, a corporation may make a distribution, subject to restrictions in its charter, if it does not render the corporation unable to pay its debts as they become due in the course of its business, and if it does not exceed the corporation's surplus. Surplus is defined under Texas law as the excess of net assets (essentially, the amount by which total assets exceed total debts) over stated capital (essentially, the aggregate par value of the issued shares having a par value plus consideration paid for shares without par value that have been issued), as such stated capital may be adjusted by the board. This limitation does not apply to distributions involving a purchase or redemption of shares to eliminate fractional shares, collect indebtedness, pay dissenting shareholders or redeem shares if net assets equal or exceed the proposed distribution.

          o Nevada law is similar in that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of any preferred stockholders.

     1.   Restrictions on Business Combinations
          o Texas law generally prohibits significant business transactions, including mergers, with a holder of 20% or more of a public corporation's stock for a period of three years after such holder exceeds such ownership level, unless: (i) the board approves either the transaction in question or the acquisition of shares by the affiliated shareholder prior to the affiliated shareholder's share acquisition date; or (ii) the transaction is approved by the holders of at least two-thirds of the corporation's shares entitled to vote thereon, excluding the shares held by the shareholder in question, at a meeting of shareholders not less than six months after the affiliated shareholder's share acquisition date.
          o Nevada law defines an interested stockholder as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation. In addition, combinations with an interested stockholder remain prohibited for three years after the person became an interested stockholder unless (i) the transaction is approved by the board of directors or the holders of a majority of the outstanding shares not beneficially owned by the interested party, or (ii) the interested stockholder satisfies certain fair value requirements.

     1.   Actions by Written Consent of Stockholders
          o Under the Texas law, any action required to be taken at an annual or special meeting of shareholders may be taken without a meeting but only if a written consent signed by the holders of such number of shares as would be required to approve the proposal if the holders of all the shares entitled to vote on such matter were present at a meeting of the stockholders is presented to the corporation.
          o Nevada law provides that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote consent to the action in writing. Nevada law does not require notice to the stockholders of action taken by less than all of the stockholders.

     1.   Appraisal Rights
          o Shareholders of a Texas corporation generally have dissenter's rights in connection with significant business transactions requiring shareholder approval, including mergers. However, there are certain circumstances in which a shareholder of a Texas corporation will not be entitled to appraisal rights even if such a significant business transaction is consummated.
          o Under Nevada law, a stockholder is entitled to dissent from, and obtain payment for the fair value of his or her shares (i) in the event of consummation of a plan of merger or plan of exchange in which the Nevada corporation is a constituent entity, and (ii) any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, by-laws or a resolution of the board of directors provides that voting or non-voting stockholders are entitled to dissent and obtain payment for their shares. As in Texas, there are certain circumstances that will prevent an otherwise eligible stockholder from exercising his/her dissenter rights even if the above types of transactions are consummated. Additionally, Section 78.3793 of the Nevada Revised Statutes expressly provides that upon a change in the control of the corporation, any stockholder other than the acquiring stockholder and other than any stockholder voting for the corporate action giving rise to the change in control shall have dissenter's rights and may obtain payment of the fair value of his shares in accordance with the terms of the Statute. The Nevada Revised Statutes does not provide for dissenters' right of appraisal in connection with name changes, increases in authorized common stock, or stock splits. Additionally, stockholders of a corporation surviving a merger do not have appraisal rights if no vote of the stockholders of a corporation surviving a merger were required to approve the merger.

     1.   Director Liability
          o Under Texas law, a corporation is permitted to provide indemnification or advancement of expenses, by articles of incorporation or bylaw provision, resolution of the shareholders or directors, agreement, or otherwise, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the person in connection with the proceedings. However, if the person is found liable to the corporation, or if the person is found liable on the basis he received an improper personal benefit, indemnification under Texas law is limited to the reimbursement of reasonable expenses and no indemnification will be available if the person is found liable for willful or intentional misconduct.
          o Nevada law permits a broader exclusion of liability of both officers and directors to the Company and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from act or omissions which involve intentional misconduct, fraud, or a knowing violation of law. The conversion will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud, or a knowing violation of law.

     1. Vote Required For Mergers And Similar Fundamental Corporate Transactions And The Sale Of All Or Substantially All Of The Corporate Assets
          o Pursuant to Texas law, the affirmative vote of the holders of at least two-thirds of the shares entitled to vote, including, if required, by separate class, is required for a merger, consolidation, share exchange, dissolution as well as the sale, lease, exchange or disposal of all or substantially all of its assets. A company's articles of incorporation may, however, provide that such actions of the shareholders shall be by the affirmative vote of the holders of a specified portion, but not less than a majority of the shares (or of any class or series) entitled to vote on the matter, rather than the two-thirds of the outstanding shares (or of any class or series) of the company otherwise required by Texas law.
          o The NRS provides that any merger, consolidation or share exchange of a Nevada corporation, as well as the sale, lease, exchange or disposal of all or substantially all of its assets not in the ordinary course of business, generally must be recommended by the Board of Directors and approved by a vote of a majority of the outstanding shares of stock of the corporation entitled to vote on such matters, unless the articles of incorporation provides otherwise. Under the NRS, the vote of the shareholders of a corporation surviving a merger is not required if: (a) The articles of incorporation of the surviving domestic corporation will not differ from its articles before the merger; (b) each stockholder of the surviving domestic corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger.

     1.   Charter Amendments
          o In accordance with Texas Law, charter amendments generally require board approval and the affirmative vote of the holders of two-thirds of the outstanding shares entitled to vote and, in some circumstances, a similar vote of each affected class of shares. A company's articles of incorporation, however, may provide that the such actions of the shareholders shall be the affirmative vote of the holders of a specified portion, but not less than a majority of the shares (or of any class or series) entitled to vote on the matter, rather than the two-thirds of the outstanding shares (or of any class or series) of the company otherwise required by Texas.
          o Under the NRS, unless the articles of incorporation of a corporation otherwise provides, amendments of its articles of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote on the amendment, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of shares of that class or series or would adversely affect the rights, powers or preferences of that class or series, a majority of the outstanding stock of that class or series also would be required to approve the amendment.

     1.   Amendments to Bylaws
          o Texas laws provide that a corporation's board of directors and shareholders may amend the corporation's bylaws, unless otherwise provided in the corporation's articles of incorporation or bylaws.
          o    Under NRS, directors are free to amend the bylaws.

     1.   Inspection of Books and Records
          o Texas law provides that a person who has been a stockholder for six months immediately preceding his demand, or is the holder of at least 5% of all the outstanding shares of the corporation may inspect a corporation's books and records for proper purposes.
          o Under the NRS, any stockholder with a proper purpose may inspect and copy the books, records and stockholder lists of the corporation.

Federal Income Tax Consequences
The following discussion addresses the material federal income tax consequences of the conversion that are applicable to holders of shares of the Company's common stock. The discussion does not deal with all federal income tax consequences that may be relevant to a particular holder of shares of common stock, or any foreign, state or local tax considerations. ACCORDINGLY, HOLDERS OF COMMON STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC FEDERAL, FOREIGN, STATE AND LOCAL TAX CONSEQUENCES TO THEM AS A RESULT OF THE CONVERSION. The following discussion is based upon the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. We have not and will not request a ruling from the Internal Revenue Service regarding the tax consequences of the conversion. We believe that converting from Texas to Nevada will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, for federal income tax purposes: (i) no gain or loss will be recognized by the holders of shares of common stock upon consummation of the conversion; (ii) the aggregate tax basis of shares of common stock after the conversion will be the same as the aggregate tax basis of shares of common stock before the conversion; and (iii) the holding period of the shares of common stock will include the period for which the shares were held prior to the conversion.

At the effective time of conversion, your shares of common stock will become an equivalent number of shares of common stock incorporated in Nevada. The shares will automatically convert into shares incorporated in Nevada. You will not have to exchange your existing stock certificates.

Once we obtain the necessary shareholder approval, it is intended that the Board of Directors will file the necessary documents, which will contain provisions for the other approved proposals contained herein, as soon as possible with the Secretary of State of Nevada and Texas to effectuate this transaction. The conversion will become effective on the date of filing the Articles of Conversion, which is referred to as the "effective date." After the effective date, the laws of the State of Nevada will govern us and our existence as a Texas corporation will cease to exist.

Pursuant to the Texas Business Corporation Act, Art. 5.03, the conversion into a Nevada corporation will be approved if we receive the affirmative vote of the holders of at least two-thirds of the outstanding shares entitled to vote thereon.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE CONVERSION FROM A TEXAS CORPORATION TO A NEVADA CORPORATION.


PROPOSAL 4 -

PROPOSAL TO AUTHORIZE A CLASS OF PREFERRED STOCK.

The Board seeks the right to authorize 25,000,000 shares of preferred stock with a par value of $0.001, with the terms to be attached by the Board of Directors at the time of issuance.

The Board of Directors believes it is in the Company's best interest to increase its authorized capital by 25,000,000 shares of blank check preferred stock, par value $0.001, thereby making the total amount of authorized capital for the Company 50,000,000 shares of common stock and 25,000,000 shares of preferred stock. These shares do not offer any preemptive rights.

Management is trying to secure a line of credit or other financing in order to increase its ability to buy, remediate, and resell homes. Management believes that having a class of preferred stock may give a financier/lender the protection they need in order to extend capital to the company. As of the date of this Schedule, although we have had preliminary negotiations with potential financiers/lenders, we do not have any formal or informal agreements with any such parties and cannot assure you that we will be able to effect such an agreement upon terms that we consider favorable or at all. Additionally, management believes that it is desirable to have an authorized class of preferred stock available for possible future acquisition transactions, possible future financings and other general corporate purposes, as discussed elsewhere in this Schedule. Our Board of Directors believes that having such additional authorized capital available for issuance in the future will give us greater flexibility and may allow such shares to be issued without the expense and delay of a special stockholders' meeting. Although such issuance of additional shares with respect to future acquisitions and financings would dilute existing stockholders, management believes that such transactions would increase the overall value of our company to our stockholders. In addition, the Board of Directors believes that if we find a suitable merger candidate, having a class of preferred shares available for issuance will enable us to have increased flexibility in negotiating a business combination with such candidate.

There are certain advantages and disadvantages of an increase in our authorized stock. The advantages include:
     o The ability to raise capital by issuing capital stock under the transactions described above, or other financing transactions.
     o To have shares of stock available to pursue business expansion opportunities, if any.

The disadvantages include:
     o The issuance of authorized but unissued stock could be used to deter a potential takeover of SLOPESTYLE that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with our Board of Directors' desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.
     o Assuming the proposal to amend our articles of incorporation to eliminate shareholders' preemptive rights is approved, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of our existing stockholders.

Preferred Class of Stock

We do not currently have a class of preferred stock. Our Board proposed that we establish a class of preferred stock with 25,000,000 shares authorized. The purpose of the preferred class is to grant preferential rights to certain persons for adequate consideration. After the class of preferred stock is created, our Board may, from time to time, file certificates of designation of rights and preferences for a series of preferred stock, without prior approval from the common stockholders. The certificate of designation will establish the voting powers, designations, preferences, limitations, restrictions, conversion features and relative rights of each series. The preferred stock may be issued for consideration as determined by the Board without any action from the stockholders.

Material Effects of Preferred Stock

The creation of a preferred class of stock does not have an immediate effect on stockholders of our common stock. Each stockholder retains the same proportionate interest in SLOPESTYLE as he/she/it held prior to the establishment of the preferred stock. However, when preferred stock is issued in the future, the preferential rights of the preferred stock must be satisfied before the holders of common stock are entitled to receive dividends or to participate pro rata in any distribution of assets available for distribution upon a liquidation of SLOPESTYLE.

Under certain circumstances any issuance of preferred stock may have the effect of delaying or preventing a change in control of the company by increasing the number of outstanding shares entitled to vote on the matter and by increasing the number of votes required to approve a change in control. Shares of preferred stock could be issued that render more difficult or discourage an attempt to obtain control of the company by means of a tender offer, proxy contest, merger or otherwise. The ability of the Board to issue additional shares of preferred stock could discourage an attempt by a party to acquire control. Such issuances could deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price of the common stock in a tender offer. However, the preferential treatment associated with preferred stock makes such stock more attractive to investors and we believe will therefore directly increase our ability to obtain financing, which will in turn, create more value for our shareholders.

If the proposal to convert to a Nevada corporation is approved, the creation of the preferred class will become effective simultaneously by concurrently filing the Articles of Incorporation in Nevada, as set forth in Exhibit B hereto. If however, the proposal to convert into a Nevada corporation is not approved, we will promptly file the Articles of Amendment in Texas to effect the name change and create this new class of stock.

Pursuant to the Texas Business Corporation Act, Art. 4.02, creating the class of preferred stock - and amending the Articles of Incorporation if necessary - will be approved if we receive the affirmative vote of the holders of at least two-thirds of the outstanding shares entitled to vote thereon.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO AUTHORIZE 25,000,000 SHARES OF PREFERRED STOCK, HAVING A PAR VALUE OF $0.001.

Proposal 5

To amend our articles of incorporation by eliminating the provision granting preemptive rights to our shareholders.

As stated above, we need to obtain a line of credit or financing to buy, sell and remediate more homes. In keeping with this goal, we are soliciting proxies to amend our articles of incorporation to remove a provision known as "preemptive rights." The current state of the market and the highly competitive nature of our industry warrant the need to maintain maximum flexibility to raise capital from any source, so we are soliciting your approval to remove this provision.

Although we have had preliminary negotiations with potential financiers/lenders, we do not have any formal or informal agreements with any such parties and cannot assure you that we will be able to effect such an agreement upon terms that we consider favorable or at all. A viable option to obtain the credit we need is to issue debt securities convertible into shares of our Common Stock or debt securities with warrants to purchase our Common Stock. However, unless the current preemptive rights provision is eliminated, negotiating and completing a private sale of equity or right to acquire equity would likely be extremely difficult. With your vote to remove the preemptive rights provision, we will enjoy more capital-raising and credit alternatives as we work to increase our business and success. Furthermore, if we decide to pursue a business combination, we will be more attractive to suitable merger candidates if our shareholders do not have preemptive rights.

If this proposal is approved, it would eliminate any preemptive right of stockholders to subscribe for newly issued securities of the Company and would provide the Board of Directors with more flexibility to issue additional shares, without stockholder approval, if the Board of Directors determines that any such issuance is in the best interests of the Company and our shareholders. The elimination of preemptive rights and the issuance of additional shares of Common Stock could result in a dilution of a stockholder's ownership interest in the Company. We recognize that the existence of preemptive rights may potentially offer protection for our stockholders or otherwise provide stockholders with an opportunity to participate in privately negotiated transactions on financial terms of an attractive nature. We also recognize that because of our current financial position and capital requirements and the financial terms we are likely to be able to negotiate, it is probable that any sale of equity securities in the foreseeable future will be dilutive to the rights of existing stockholders in our earnings and assets. Nonetheless, the Board of Directors may conclude that such a sale is in the best interests of the Company and its stockholders.

The elimination of preemptive rights will also permit our Board of Directors to authorize an issuance of Common Stock in a private transaction as part of any effort the Board of Directors might take to resist an unsolicited takeover attempt. Such an issuance could make it more difficult to effect an unsolicited acquisition of the Company. However, our Board is not aware of any attempt to take control of the Company, and our Board is not soliciting approval of this action with the intent to issue additional shares of Common Stock as a type of anti-takeover device. While we have no present plan to propose other amendments to our articles of incorporation that might make an unsolicited takeover more difficult, we may in the future seek authorization of a class of preferred stock for possible sale to the public or private investors.

Our industry is highly competitive and we need to respond quickly to homes and projects that become available. By maintaining preemptive rights, we will have to first seek out shareholders' decision as to whether or not they want to purchase their pro rata portion of the current financing before we can finalize the terms and accept a lender's credit or funds. Such a process will delay, and maybe prevent the closing of a line of credit or financing, which could cause us to lose a potentially profitable business opportunity to a competitor who was able to respond quicker to the lender's needs. Be eliminating the preemptive rights, we will have greater flexibility to obtain the credit we need. Accordingly, although shareholders may not be able to maintain their current percentage of ownership in our company, the ability to fast track a line of credit or financing will directly increase our ability to secure the credit or funding we need, which will in turn, create more value for our shareholders.

If the proposal to convert to a Nevada corporation is approved, the elimination of preemptive rights will become effective simultaneously by concurrently filing the Articles of Incorporation in Nevada, as set forth in Exhibit B hereto, which do not maintain a provision granting such rights. If however, the proposal to convert into a Nevada corporation is not approved, but this proposal is approved, we will promptly file the Articles of Amendment in Texas, as set forth in Exhibit A.

Pursuant to the Texas Business Corporation Act, Art. 4.02, eliminating the preemptive rights of our shareholders - and so amending the Articles of Incorporation - will be approved if we receive the affirmative vote of the holders of at least two-thirds of the outstanding shares entitled to vote thereon.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO AMEND OUR ARTICLES OF INCORPORATION TO ELIMINATE THE SHAREHOLDERS' PREEMPTIVE RIGHTS.

EXECUTIVE OFFICERS

The following table and text set forth the names and ages of Slopestyle Corporation's executive officers as ofOctober 15, 2007. A brief description of our executive officer and an indication of the directorships, if any, he held in other companies subject to the reporting requirements under the Federal securities laws is provided above within Proposal 1.

Name                           Age                Position
Reed T. Bulley                 49                 Chief Executive Officer, Chief
                                                  Financial Officer, President,
                                                  Secretary and Director
                                                  Served since December 2002



GOVERNANCE OF SLOPESTYLE CORPORATION

Due to our lack of operations and size, we have not designated an Audit Committee. Furthermore, we are currently quoted on the OTC Bulletin Board, which is sponsored by the NASD, under the symbol "SPYP.OB" and the OTCBB does not have any listing requirements mandating the establishment of any particular committees. Our board of directors acts as our Audit Committee and performs equivalent functions, such as: recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditors independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls. For these same reasons, we did not have any other separate committees during fiscal 2006; all functions of a nominating committee, audit committee and compensation committee are currently performed by our director.

Our Board believes that, considering our size and the members of our Board, decisions relating to director nominations can be made on a case-by-case basis by all members of the board without the formality of a nominating committee or a nominating committee charter. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary.

The Board does not have an express policy with regard to the consideration of any director candidates recommended by shareholders since the Board believes that it can adequately evaluate any such nominees on a case-by-case basis. The Board will consider director candidates proposed in accordance with the procedures set forth below under "Shareholder Proposals for 2008 Annual Meeting," and will evaluate shareholder-recommended candidates under the same criteria as internally generated candidates. Although the Board does not currently have any formal minimum criteria for nominees, substantial relevant business and industry experience would generally be considered important, as would the ability to attend and prepare for board, committee and shareholder meetings. Any candidate must state in advance his or her willingness and interest in serving on the board of directors.

We have not received any recommendations for a director nominee from any shareholder.

Financial Expert

We do not have a qualified financial expert at this time because we have not been able to hire a qualified candidate and because we do not have the financial resources to afford such an expert. However, we intend to continue to search for a qualified individual for hire.

Board Independence

We only have one director, who is also our sole executive officer. Accordingly, we do not have any "independent" directors, as that term is defined in Section 121(A) of the American Stock Exchange's Listing Standards. Since the OTC Bulletin Board does not require that a majority of our directors be independent, we are required to apply the definition of "independent" used by an exchange that does have such a requirement, such as the American Stock Exchange.

Once we increase our revenue and expand our operations, we will comply with the requirements of Item 407 of Regulation S-B as necessary.


Directors Attendance at Meetings

During fiscal 2006, the Board held five meetings and our director attended all such meetings. Since we do not have separate committees, no committee meetings were held during fiscal 2006, but any such issues were discussed at the Board Meetings.

We intend to schedule a Board meeting in conjunction with our Annual Meeting and expect that our director will attend, absent a valid reason, such as a schedule conflict.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and any persons who beneficially own more than 10% of our common stock to send reports of their ownership of shares of common stock and changes in ownership to us and the SEC. Based on the Company's review of the copies of these reports received by it, and written representations received from reporting persons, the Company believes that all filings required to be made by the reporting persons for the 2006 fiscal year were made on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTION

         None.

LEGAL PROCEEDINGS

         We are not a party to any material legal proceeding and to our knowledge; no such proceeding is currently contemplated or pending.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

         Slopestyle Corporation stockholders who want to communicate with our Board or any individual director can write to:

                             Slopestyle Corporation
                                1111 Hughes Court
                               Wylie, Texas 75098
                            Attn:Board Administration

         Your letter should indicate that you are a Slopestyle Corporation stockholder. Depending on the subject matter, management will:


     o Forward the communication to the Director or Directors to whom it is addressed;

     o Attempt to handle the inquiry directly, for example where it is a request for information about Slopestyle Corporation or it is a stock-related matter; or

     o Not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

         At each Board meeting, a member of management presents a summary of all communications received since the last meeting that were not forwarded and makes those communications available to the Directors on request.


EXECUTIVE AND DIRECTOR COMPENSATION

         Our sole officer and director received compensation of $48,829 in 2006 and $3,470 through September 30, 2007. We do not have a retirement or stock option or bonus plan for our officers.


INDEPENDENT PUBLIC ACCOUNTANTS

         The Board reappointed The Hall Group, CPA's (formerly David S. Hall, P.C.) as the independent accounting firm to audit our financial statements for fiscal 2007. The Hall Group, CPA's, as the Company's independent accounting firm, audited our financial statements for fiscal years ended 2005 and 2006.

         Representatives of The Hall Group, CPA's will not be present at the meeting nor will they be available during that time to respond to any questions.

AUDIT FEES

         The fees billed by The Hall Group, CPA's for the indicated services performed during fiscal 2006 were as follows:


------------------------- -- ---------------
                             Fiscal 2006
------------------------- -- ---------------
Audit fees                   $4,200
------------------------- -- ---------------
Audit-related fees           $0
------------------------- -- ---------------
Review fees                  $4500
------------------------- -- ---------------
Tax Fees                     $0
------------------------- -- ---------------
All other fees               $0
------------------------- -- ---------------

         The amounts shown for "All other fees" were for reviews of our financial statements for fiscal 2006 in which they did not audit or issue any report and consultations regarding generally accepted accounting principles.



         Our Board of Directors must pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for Slopestyle Corporation by its independent auditors, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, which should nonetheless be approved by our Board prior to the completion of the audit. Each year the independent auditor's retention to audit our financial statements, including the associated fee, is approved by the Board before the filing of the previous year's annual report on Form 10-KSB. At the beginning of the fiscal year, the Board will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor's independence from management. At each subsequent Board meeting, the auditor and management may present subsequent services for approval. Typically, these would be services such as due diligence for an acquisition, that would not have been known at the beginning of the year.

         Since May 6, 2003,  the effective  date of the  Securities and Exchange
Commission rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved, each new engagement of LBB & Associates has been approved in advance by the Board, and none of those engagements made use of the de minimus exception to pre-approval contained in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934.


           BENEFICIAL OWNERSHIP OF SLOPESTYLE CORPORATION COMMON STOCK

BENEFICIAL OWNERS OF MORE THAN 5% OF OUR COMMON STOCK

       The following table sets forth, as of October 15, 2007: (a) the names and addresses of each beneficial owner of more than five percent (5%) of our Common
Stock  beneficially  owned by each such  person,  and the  percent of our Common
Stock so owned; and (b) the names and addresses of each director and executive officer, the number of shares our Common Stock beneficially owned, and the percentage of our Common Stock so owned, by each such person, and by all of our directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of our Common Stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of Common Stock except as otherwise indicated.

                                                     Amount and Nature          Percentage of Voting
Name and Address                            of Beneficial Ownership             Securities (1)
----------------------------------------------------------------------------------------------------------

Reed T. Buley
1111 Hughes Court
Wylie, Texas 75098                                   5,000,000 shares                        85.22%

Southern Fiduciary Financial, Inc. (2)
8140 Walnut Hill Lane, Ste 700
Dallas, Texas 75231                                    500,000 shares                         8.52%

All Directors and officers
as a group                                           5,000,000 shares                        85.22%


     (1) All Percentages have been rounded up to the nearest one hundredth of one percent.
     (2)  Shirley Reynolds is the beneficial owner of these shares.

CHANGES IN CONTROL

To the best of our knowledge, there are no arrangements that could cause a change in our control.

                STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING

         Any stockholder who intends to present a proposal at the 2008 Annual Meeting of Stockholders must ensure that the proposal is received by the Corporate Secretary of SLOPESTYLE CORPORATION, 1111 Hughes Court, Wylie, Texas 75098:

          o Not later than July 15, 2008, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934; or
          o    September 1, 2008.

                                   FORM 10-KSB

On April 17, 2007, we filed with the SEC an annual report on Form 10-KSB for the fiscal year ended December 31, 2006. A copy of the Form 10-KSB is enclosed herewith. Upon written request to the Company's Secretary, the exhibits set forth on the exhibit index of the Form 10-KSB may be made available at reasonable charge (which will be limited to our reasonable expenses in furnishing such exhibits).


                       DOCUMENTS INCORPORATED BY REFERENCE


         In our filings with the SEC, information is sometimes "incorporated by reference." This means that we may disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information that is superseded or modified by information contained directly in this proxy statement or in any other subsequently filed document that is also incorporated by reference herein. This proxy statement incorporates by reference the information set forth below that the Company has previously filed with the SEC and that is being delivered to you along with this proxy statement.

         The following information contained in our Annual Report on Form 10-KSB for the year ended December 31, 2006, as filed with the Securities and Exchange Commission on April 17, 2007 (File No. 000-52235) is incorporated by reference herein:
          o Part II, Item 6. Management's Discussion and Analysis of Financial condition and Results of Operations
          o Part II, Item 8. Changes in and Disagreement with Accountants on Accounting and Financial Disclosure
          o    Part II, Item 7. Financial Statements and Supplementary Data

         The following information contained in our Quarterly Report on Form 10-QSB/A for the quarterly period ended March 31, 2007 as filed with the Securities and Exchange Commission on June 28, 2007 (File No. 000-52235) is incorporated by reference herein:

          o    Part I, Item 1. Financial Statements
          o Part I, Item 2. Management's Discussion and Analysis of Financial condition and Results of Operations

         The following information contained in our Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2007 as filed with the Securities and Exchange Commission on August 17, 2007 (File No. 000-52235) is incorporated by reference herein:

          o    Part I, Item 1. Financial Statements
          o Part I, Item 2. Management's Discussion and Analysis of Financial condition and Results of Operations

                                ADMISSION TICKET
                             SLOPESTYLE CORPORATION

                                1111 Hughes Court
                               Wylie, Texas 75098

     THIS ADMISSION TICKET ADMITS ONLY THE NAMED STOCKHOLDER AND A GUEST.  NOTE:
If you plan on attending the Annual Meeting in person, please bring, in addition to this admission ticket, a proper form of identification. Video, still photography and recording devices are not permitted at the Annual Meeting. For the safety of attendees, all handbags and briefcases are subject to inspection. Your cooperation is appreciated.


                             Directions to Meeting:


                                 North on US 75
                Exit 28A/Plano Parkway onto N Central Expressway
                         Turn right on E. Plano Parkway
                                Merge onto FM 544
                             Right on Memorial Drive
                          Right on S Birmingham Street
                             Right on S Ballard Ave
                              Left on Martin Drive
                              Left on Hughes Court
                           Arrive at 1111 Hughes Court

                                      PROXY

                             SLOPESTYLE CORPORATION
                                1111 Hughes Court
                               Wylie, Texas 75098


               ANNUAL MEETING OF SHAREHOLDERS - DECEMBER 12, 2007

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Reed T. Buley, as proxy of the undersigned, with full power to appoint his substitute, and hereby authorizes him to represent and to vote all the shares of stock of SLOPESTYLE CORPORATION which the undersigned is entitled to vote, as specified on the reverse side of this card, at the Annual meeting of Shareholders of SLOPESTYLE CORPORATION to be held at 1111 Hughes Court Wylie, Texas 75098, on December 12, 2007 at 9:30 AM and at any adjournment or postponement thereof.

When this proxy is properly executed, the shares to which this proxy relates will be voted as specified. If no contrary instruction is indicated for any proposal, the vote shall be cast in accordance with the recommendation of the Board of Directors. This proxy authorizes the above designated proxies to vote in their discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

If you wish to vote in accordance with the Board of Directors' recommendations, just sign below. You need not mark any boxes.

This proxy is solicited on behalf of the                      Please mark    [X]
Board of Directors of SLOPESTYLE CORPORATION                  your votes as
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS                 indicated in
THAT YOU VOTE "FOR" EACH OF THE PROPOSALS.                    this example.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY BY USING THE ENCLOSED ENVELOPE.

1. To elect Reed T. Buley as director.

FOR    AGAINST    ABSTAIN
[_]      [_]        [_]


2. To approve changing the corporate name to Remediation Services, Inc.

FOR    AGAINST    ABSTAIN
[_]      [_]        [_]


3. To approve converting the company from a Texas corporation to a Nevada corporation.

FOR    AGAINST    ABSTAIN
[_]      [_]        [_]

4. To approve the authorization of 25,000,000 shares of Preferred Stock, $0.001 par value, with terms to be attached at the time of issuance at the discretion of the Board of Directors.

FOR    AGAINST    ABSTAIN
[_]      [_]        [_]

5. To amend our articles of incorporation by eliminating the provision granting preemptive rights to our shareholders.

FOR    AGAINST    ABSTAIN
[_]      [_]        [_]



Please indicate if you intend to attend this meeting   [_] YES         [_] NO

If address has changed, please check the box and indicate your new address
below                                                                        [_]


------------------------------------

------------------------------------

------------------------------------



I/We:  [  ]will attend;  [  ]will not attend the meeting.


Signature(s)                                       Date: ________________, 2007


-------------------------------------------------------

-------------------------------------------------------
PLEASE PRINT YOUR NAME ABOVE

This proxy must be signed exactly as your name appears hereon. When shares are held by joint tenants, both should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of the duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized officer executing on behalf of the partnership.

                                                                       EXHIBIT A

               Articles of Amendment to Articles of Incorporation
                                       for
                             SLOPESTYLE CORPORATION

Pursuant to the provisions of the Texas Business Corporation Act, Art. 4.02, the undersigned hereby adopts the following Articles of Amendment for SLOPESTYLE CORPORATION (the "Company"):

     1.   Name of the Corporation is SLOPESTYLE CORPORATION
     2.   The articles have been amended as follows:


     Article 1

       Name of the Corporation is REMEDIATION SERVICES, INC.

     ARTICLE 4

         " The authorized capital is made up of two classes:
50,000,000 shares of Common Stock of USD.001 par value; and, 25,000,000 shares Preferred Stock with $.001 par value per share ("Blank Check Preferred Stock").

     The shares of Preferred Stock may be issued from time to time in one or more series, in any manner permitted by law, as determined from time to time by the Board of Directors, and stated in the resolution or resolutions providing for the issuance of such shares adopted by the Board of Directors pursuant to authority hereby vested in it. Without limiting the generality of the foregoing, shares in such series shall have such voting powers, powers, full or limited, or no voting powers, and shall have such designations, preferences, and relative, participating optional, or other special rights, and qualifications, limitations, or restrictions thereof, permitted by law, as shall be stated in the resolution or resolutions providing for the issuance of such shares adopted by the Board of Directors pursuant to authority hereby vested in it. The number of shares of any such series so set forth in such resolution or resolutions may be increased (but not above the total number of authorized shares of Preferred Stock) or decreased (but not below the number of shares thereof then outstanding) by further resolution or resolutions adopted by the Board of Directors pursuant to authority hereby vested in it.

     ARTICLE 5

     The shareholders of the corporation shall not have any preemptive rights.


Signatures



--------------
Reed T. Buley,
President & CEO

                                                                       EXHIBIT B

                            ARTICLES OF INCORPORATION
                                       OF
                           REMEDIATION SERVICES, INC.

         I, the undersigned natural person of the age eighteen (18) years or more, acting as incorporator of a corporation under the General Corporation Law of the State of Nevada, do hereby adopt the following Articles of Incorporation:

ARTICLE I
The name of this corporation is REMEDIATION SERVICES, INC.

ARTICLE II
Its registered office in the State of Nevada is to be located at 2533 North Carson Street, Carson City, Nevada 89706. The registered agent in charge thereof is Laughlin Associates at 2533 North Carson Street, Carson City, Nevada 89706.

ARTICLE III
The nature of the business and, the objects and purposes proposed to be transacted, promoted and carried on, are to do any or all the things herein mentioned as fully and to the same extent as natural persons might or could do and in any part of the world, viz:

         "The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Nevada."

ARTICLE IV
The authorized capital is made up of two classes:

     (a)  50,000,000 shares of Common Stock of USD .001 par value; and,
     (b) 25,000,000 shares Preferred Stock with $.001 par value per share ("Blank Check Preferred Stock").
               - The shares of Preferred Stock may be issued from time to time in one or more series, in any manner permitted by law, as determined from time to time by the Board of Directors, and stated in the resolution or resolutions providing for the issuance of such shares adopted by the Board of Directors pursuant to authority hereby vested in it. Without limiting the generality of the foregoing, shares in such series shall have such voting powers, powers, full or limited, or no voting powers, and shall have such designations, preferences, and relative, participating optional, or other special rights, and qualifications, limitations, or restrictions thereof, permitted by law, as shall be stated in the resolution or resolutions providing for the issuance of such shares adopted by the Board of Directors pursuant to authority hereby vested in it. The number of shares of any such series so set forth in such resolution or resolutions may be increased (but not above the total number of authorized shares of Preferred Stock) or decreased (but not below the number of shares thereof then outstanding) by further resolution or resolutions adopted by the Board of Directors pursuant to authority hereby vested in it.

ARTICLE V
The name and address of the incorporator signing the articles of incorporation is as follows:
                                   Reed Buley

                                1111 Hughes Court
                               Wylie, Texas 75098

ARTICLE VI
The governing board of this corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided in the bylaws of this corporation, provided that the number of directors shall not be reduced less than one or be more than ten.

The name and address of the first director, which is one in number, is as follows:
                                   Reed Buley
                                1111 Hughes Court
                               Wylie, Texas 75098

ARTICLE VII
Meetings of stockholders may be held outside of the State of Nevada at such place or places as may be designated from time to time by the board of directors or in the bylaws of the corporation.

ARTICLE VII
This corporation reserves the right to amend, alter, change or repeal any provision contained in the articles of incorporation, in the manner now or hereafter prescribed, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE VII          Elimination or Limitation of Liability of Directors
No director shall be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director: provided, however, that nothing contained herein shall eliminate or limit the liability of a director
(i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for any transaction from which the director derived an improper personal benefit, or (iv) for any act or omission occurring prior to their directorship.

ARTICLE VIII         Indemnification of Directors and Officers
The corporation shall indemnify the directors and officers of the corporation, and of any subsidiary of the corporation, to the full extent provided by the laws of the State of Nevada. Expenses incurred by a director or officer in defending a civil or criminal action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation. In addition, the corporation may advance expenses of such nature on any other terms and/or in any other manner authorized by law.

ARTICLE IX           Amendment of Bylaws
In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is authorized, subject to the bylaws, if any, adopted by the shareholders, to adopt, alter or amend the bylaws of the corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand, this ___ day of _________, 2007.




-------------
Reed Buley

                                                                       EXHIBIT C
                              PLAN OF CONVERSION OF
                             SLOPESTYLE CORPORATION
                            FROM A TEXAS CORPORATION
                                      INTO
                              A NEVADA CORPORATION

         This Plan of Conversion of SLOPESTYLE CORPORATION from a Texas corporation into a Nevada corporation (the "Plan"), is entered into and adopted as of the ____ day of ____________, 2007.

                                    RECITALS:

         A.  SLOPESTYLE   CORPORATION   ("SLOPESTYLE")  is  a  corporation  duly
organized and existing under the laws of the State of Texas, having been formed on June 25, 1999 under the name SLOPESTYLE CORPORATION;

          B. The authorized capital stock of SLOPESTYLE consists of 50,000,000 shares of Common Stock, par value $0.001 per share, of which _______ shares were issued and outstanding at December 12, 2007, the date of voting on the conversion; and

         C. The Shareholders of SLOPESTYLE deem it advisable for the general welfare and advantage of the corporation of SLOPESTYLE and its shareholders that SLOPESTYLE convert from a Texas corporation into a Nevada corporation pursuant to this Plan and pursuant to the applicable provisions of the laws of the State of Texas and Nevada.

                                      PLAN

         1. CONVERSION TO NEVADA CORPORATION. At Effective Time of Conversion, SLOPESTYLE shall cease to be a Texas corporation and shall become a Nevada corporation. The "Effective Time of Conversion" shall be that date on which Articles of Conversion substantially in the form of Exhibit "A," which is attached hereto and incorporated herein by reference for all purposes, are filed in the office of the Nevada Secretary of State, all after satisfaction of the respective requirements of the applicable laws of said states prerequisite to such filings.

         2.  NAME  OF   CONVERTED   CORPORATION.   Following   the   conversion,
SLOPESTYLE's name shall be REMEDIATION SERVICES, INC.

         3. SLOPESTYLE TO REMAIN IN AND CONTINUE EXISTENCE. Following the conversion, SLOPESTYLE shall continue in existence. Following the conversion, SLOPESTYLE shall be a corporation duly formed and in existence pursuant to the laws of the State of Nevada. The Articles of Incorporation of SLOPESTYLE, as filed with the Texas Secretary of State are attached hereto as Exhibit "B" and are incorporated herein by reference for all purposes.

         4. GOVERNING LAW: ARTICLES OF INCORPORATION. At all times after the Conversion, SLOPESTYLE shall be governed by the laws of the State of Nevada, and by the terms of the Articles of Incorporation, attached to the Articles of Conversion as Exhibit "C", which will be filed with the Nevada Secretary of State.

         5. BYLAWS. At Effective Time of Conversion, the bylaws, attached hereto as Exhibit "D", of SLOPESTYLE shall be adopted and shall comply with Nevada law.

         6. DIRECTORS AND OFFICERS OF SURVIVING CORPORATION. The Board of Directors and the officers of SLOPESTYLE shall remain the same following the conversion, and such directors and officers are as follows:

                     DIRECTORS:         Reed Buley

                     OFFICERS:          Reed Buley,  CEO,  President,
                                        Secretary, Treasurer and Chief Financial
                                        Officer

         7. CONVERSION OF COMMON STOCK. The manner and basis of converting the common stock of SLOPESTYLE, as a Texas corporation, into shares of REMEDIATION SERVICES, INC., as a Nevada corporation, shall be on a l-for -1 basis. Once the Conversion is effected, the certificates representing Common stock of SLOPESTYLE, a Texas corporation, shall automatically convert into an equal amount of the common shares of REMEDIATION SERVICES, INC., a Nevada corporation. All common stock of REMEDIATION SERVICES, INC. is and/or will be issued carrying the same registered status under the Securities Act of 1933, as amended (the" Act"), as the respective shares status in the Texas corporation.

         8. EFFECT OF CONVERSION At the Effective Time of Conversion, REMEDIATION SERVICES, INC, as a Nevada corporation, shall succeed to, without other transfer, and shall possess and enjoy all the rights, privileges, immunities, powers, and franchises both of a public and a private nature, and be subject to all the restrictions, disabilities, and duties of REMEDIATION SERVICES, INC as a Nevada corporation, and shall own all property, real, personal, and mixed, and shall be obligated for all prior debts of SLOPESTYLE, as a Texas corporation, on whatever account, and all rights of creditors and all liens upon any property of SLOPESTYLE shall be preserved unimpaired, and all debts liabilities, and duties of SLOPESTYLE as a Texas corporation, shall attach to REMEDIATION SERVICES, INC., as a Nevada corporation, and may be enforced against it. No shareholder shall, as a result of this conversion, become personally liable for the liabilities or obligations of the converted entity.

         9. ACCOUNTING MATTERS. The assets and liabilities of SLOPESTYLE, as a Texas corporation, at the Effective Time of Conversion, shall be recorded on the books of REMEDIATION SERVICES, INC., the Nevada corporation, in the amounts at which they were carried at that time on the books of SLOPESTYLE, as a Texas corporation.

         10. APPROVAL OF SHAREHOLDERS: FILING ARTICLES OF CONVERSION. The Plan was recommended by the Director and then submitted to the shareholders of SLOPESTYLE as provided by law and approved. The Articles of Conversion in substantially the form attached hereto as Exhibit "A" shall be signed and delivered as required to the Nevada Secretary of State pursuant to the Nevada Revised Statutes and to the Texas Secretary of State pursuant to Texas corporate law.

         11. CONSTRUCTION. The captions and sections of this Plan are for convenience of reference only and shall not affect the meaning or construction of any of the terms or provisions of this Plan. Whenever the context so requires, all words used herein in any gender shall include the masculine, feminine, and neuter gender, all singular words shall include the plural, and all plural words shall include the singular.

         12. GOVERNING LAW. To the extent not otherwise stated, this Plan shall be governed by and construed in accordance with the laws of the States of Nevada and Texas, as applicable.

         13. FURTHER DOCUMENTS. From time to time, as and when necessary, the President of REMEDIATION SERVICES, INC. shall execute and deliver, or cause to be executed and delivered, all such deeds and instruments, and to take, or cause to be taken, such further or other action as he may deem necessary or desirable, in order to vest in and confirm to REMEDIATION SERVICES, INC., as a Nevada corporation, title to, and possession of, any property of SLOPESTYLE acquired prior to the conversion, and otherwise to carry out the intent and purposes hereof; and the directors of REMEDIATION SERVICES, INC. and the proper officers and directors of REMEDIATION SERVICES, INC. are fully authorized, in the name of REMEDIATION SERVICES, INC. or otherwise, to take any and all such action.

EXECUTED to be effective as of the date first shown above.

                                            SLOPESTYLE CORPORATION
                                            A Texas corporation

                                            By: _______________________________
                                                   Reed Buley, President

                                                                       EXHIBIT D

                           ARTICLES OF CONVERSION OF A
                           CORPORATION CONVERTING TO A
                               NEVADA CORPORATION

                          CONVERTING ENTITY INFORMATION

The name of the converting entity is:    Slopestyle Corporation

The jurisdiction of formation is Texas.

The date of formation of the corporation is June 25, 1999

The file Number issued to the corporation by the secretary of state is: 01540549

                   PLAN OF CONVERSION - ALTERNATIVE STATEMENTS

The corporation named above is converting to a Nevada Corporation. The name of the Nevada Corporation is: REMEDIATION SERVICES, INC.

The Nevada corporation will be formed under the laws of the State of Nevada.

[ ] The plan of conversion is attached.

[X] Instead of attaching the Plan of Conversion, the corporation certifies to the following:

A signed Plan of Conversion is on file at the principal place of business of the corporation, the converting entity. The address of the principal place of business of the corporation is: 1111 Hughes Court Wylie, Texas 75098.

A signed plan of conversion will be on file at the principal place of business of the Nevada corporation. The address of the principal place of business of the Nevada corporation is: 1111 Hughes Court Wylie, Texas 75098.

A copy of the plan of conversion will be furnished upon written request without cost by the converting entity before the conversion or by the converted entity after the conversion to any owner or member of the converting or converted entity.

                       APPROVAL OF THE PLAN OF CONVERSION

The plan of conversion has been approved as required by the laws of the jurisdiction of formation and governing documents of the converting entity.

The vote by which the stockholders holding shares in the converting corporation entitling them to exercise at least 2/3 of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provision of the articles of incorporation have voted in favor of the amendment is ___% of the outstanding shares.
--------------------------------------------------------------------------------

                             EFFECTIVENESS OF FILING

[X] This document becomes effective when the document is accepted and filed by the Secretary of State.


                                 TAX CERTIFICATE

[X] In lieu of providing the tax certificate, the Nevada corporation as the converted entity is liable for the payment of any franchise taxes.


                                    EXECUTION

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.


Dated:                          ______________________________________
                                By: Reed Buley
                                President of Slopestyle Corporation (Texas)

Dated:                          ______________________________________
                                By: Reed Buley
                                President of Remediation Services, Inc. (Nevada)

                    CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS

                                   FORM 10-KSB

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


  Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                   For the Fiscal Year Ended December 31, 2006

                             SLOPESTYLE CORPORATION
             (Exact name of registrant as specified in its charter)

           Texas                      000-52235                 75-2834498
----------------------------    ------------------------    --------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
 of incorporation)                                           Identification No.)

                      1111 Hughes Court Wylie, Texas 75098
               (Address of principal executive offices (zip code))

                                 (972) 442-4314
              (Registrant's telephone number, including area code)



                                (Former address)

Securities registered pursuant to Section 12(b) of the Act:  NONE
Securities registered pursuant to Section 12(g) of the Act:  Common Stock

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Act of 1934 during the past 12 months and (2) has been subject to such filing requirement for the past 90days Yes [X] No [ ].

Indicate by a check mark whether the company is a shell company (as defined by Rule 12b-2 of the Exchange Act: Yes [ ] No [ X ].

Aggregate  market  value  of the  voting  stock  held by  non-affiliates  of the
registrant as of December 31, 2006:     $ -0-

Shares of common stock outstanding at December 31, 2006:  5,815,550

PART I.

ITEM 1.  DESCRIPTION OF BUSINESS

We were incorporated on June 25, 1999 in the State of Texas. Our executive offices are located at 1111 Hughes Court, Wylie, Texas. We are engaged in the home restoration and mold remediation business.

General

We are a company that is in the restoration and mold remediation business for residential and commercial structures. When damage by wind, fire, flood or any other catastrophic event is experienced, we offer cleaning, restoration and remediation services. We are certified in mold remediation, licensed by the State of Texas and fully approved by The Texas Department of State Health Services

Restoration:
         The restoration business is a highly competitive industry due to low economic and education barriers of entry. Although timely receivable collections can be problematic, restoration contractors experience minimal credit risk since many times their bills are paid by insurance companies, a significant advantage over residential contractors.
         Finally, the restoration industry is largely recession proof and non-cyclical. Hurricanes, tornadoes, hail storms, floods and fires, along with a host of other natural and man-made perils, combine to generate a year-round stream of potential customers without regard for the state of the economy.

         We generate revenue through a number of strategies. These strategies include referrals by insurance companies, relationships with general contractors, and relationships with local business and municipal leaders. Customers are located by visiting and campaigning at loss locations immediately following a tornado, fire or flood. Such a process involves establishing credibility by discussing and submitting prior work performed, obtaining all necessary and appropriate licenses, and networking with on-the-ground adjusters and professional personnel. Upon securing restoration contracts, subcontractors are engaged through a formal bid process. We are dependent on subcontractors to perform restoration work and manage the quality and timeliness of this work by a company foreman responsible for the management of the entire work process. At any one time, our foreman can have up to ten contractors working the job site. The subcontractors are local suppliers of trade skills and work exclusively for us under a written contract for the term of the restoration contract. Prior to the restoration work commencing, we do compete for subcontractors, however once contracts are signed and work begins, the subcontractor works exclusively for us until the job is complete.

         Our restoration business concentrates on the restoration of single and multi family dwellings that can be restored through the contracting with local contractors and subcontractors. We have made the strategic decision to focus our restoration business on moderately to substantially damaged structures, staying away from "total loss" situations as defined by insurance companies. This strategy allows us to more quickly restore structures.

         Home restoration typically involves the replacement of structural components, specifically, load bearing beams, walls, roofs, ceilings, floors, and other structural necessities. We draw on contractors and subcontractors with home building experience and manage the work performed through on-site foremen.

         There are generally two parts to the restoration industry, remediation (or mitigation) and reconstruction. As the name implies, remediation means stopping or reducing further losses. It includes such services as water extraction and smoke removal, and is often limited to working with a structure's interior and its contents. The reconstruction side of the business involves demolition and replacement of damaged structural components. Since the restoration industry is a relationship driven business, we have consistently followed a marketing approach of building relationships with contractors, local municipal leaders, and insurance companies. Securing contracts on losses not involving existing relationships often involves following storms and/or other natural disasters. We continue to follow traditional methods for obtaining restoration work. We compete for restoration contracts at loss locations. We use a variety of techniques to determine where there are losses from fire, wind, storm etc. and to position ourselves to be in contact with the decision maker on each loss.

         Our restoration construction company operates in a multi-billion dollar per year industry where there are low barriers to entry and little to no regulation. Consequently the industry is fragmented with thousands of restoration contractors ranging in size from international giants to independent contractors. However, despite the industry confusion and competition, we seek to maintain a competitive advantage over other restoration companies with our work quality, timeliness, and professional delivery of our services.


         We are subject to various state and local laws and regulations regarding construction activities and building codes.

Remediation:

     When mold in a structure has been identified, the basic concepts of cleaning, restoration and mold remediation are:
     * Identify and stop the moisture source. Examples of sources can be roof leaks, condensation pan or drain line leaks, plumbing leaks, sewage line leaks, shower pan leaks, wall leaks, (especially around windows), found water leaks, improper insulation associated with HVAC systems, or any other source found to cause elevated moisture or humidity levels.

     * Dry the area. Until the building materials are dried to acceptable levels, mold will still likely grow. The drying process should be done in a manner not to cause the spread of mold spores or spread molds to other parts of the building not previously affected by the water or moisture problem. The drying industry should be referenced for proper drying techniques.
     * Perform remediation. After the moisture source has been identified and corrected and the wet areas dried, then the remediation activities can begin. The remediation may consist of either the removal of or cleaning of water damaged and/or mold damaged materials. It is often the case that the drying process and the remediation process are done at the same time. There is usually no need to dry water-damaged materials that will need to be removed as part of the remediation process. The remediation can include several different types of work activities depending on the area of the structure being addressed, as well as the quantities of materials affected.
          These activities can include:
     * removal of the affected area including paneling, wallboard, flooring, ceiling, and wood infrastructure to remove all mold damaged materials
     * if the affected area is not removed the affected area will be cleaned, sanitized and dried to remove all mold contamination
     *    ensure the affected area is free of contaminated materials
     * Final Clearance Tests - Upon completion of the remediation phase a new series of tests must be completed to assess successful elimination of the source of toxins, allergens, and other IAQ problems. Surface testing with either bulk tape or bulk scraping would show no active fungal presence. Air testing (total bioaerosol collections) should show similar indoor/outdoor populations. Passing this test is required prior to moving into the reconstruction phase.

         We will perform all these remediation processes as necessitated by the particular job.

         We have witnessed that dealing with mold contamination indoors has evolved into a specialty industry. Many individuals in the cleaning, restoration, hazardous materials, and industrial hygiene fields have noticed this evolution, from common construction nuisance to specialty remediation service. The legal profession has not missed the opportunity toward uniform treatment of mold contamination in buildings, where many suits have been brought against insurance companies claiming damage from mold thereby driving the growth in the mold remediation industry and the attention that the insurance companies did not treat mold claims uniformly. The legal profession is taking this opportunity to force the establishment of a uniform treatment of mold contamination in buildings. In addition, the International Association of Mold Remediation Specialists publishes a remediation guide which promotes competence and quality in mold mitigation and remediation through research and education. Their materials can be viewed at www.iamrs.org.

         In general terms, mold is commonly identified as a black mossy fungus that grows in dark and non-lit areas of walls and floors and ceilings which are exposed to moisture. More technically, mold is a life form that thrives on water and can grow at relative humidity of above 60 %. Molds produce tiny spores that reproduce and float through the air both inside and outside. These spores give off by-products such as volatile organic compounds and mycotoxins. Mycotoxins are naturally occurring substances produced by fungi as a secondary metabolite that typically affords the organism survival. Exposure to these spores has shown to cause a variety of health problems and allergic reactions. When mold spores land on a damp surface indoor, they may begin growing and digesting whatever they land on in order to survive. This can be wood, paper, carpet or foods. If the mold continues to grow un-addressed, a problem with mold can result and cause a situation where it has to be removed, often through demolition of the substance it is growing on.

Specialty Rug Cleaning:
         The Company also provides services for specialty rug cleaning. Rugs are highly susceptible to damage due to water, fire, or general dirty conditions. The first step in the cleaning process is to know what you are cleaning and what damage the object has sustained. We perform a fiber ID test to determine the content of the rug. This is because different fibers and materials require different cleaning solutions. Additionally, rugs with cotton fringes or wool face yearns must be cleaned differently than other fiber content rugs. The primary steps in specialized cleaning include:

         Thorough commercial vacuum application
         Reverse raised air-flow table treatment-compressed air is forced through the back of the rug to remove particle matter out of the rug face. A dye application to prevent color fading or running during the cleaning process.
         Rug submersion in custom built self contained pool. Clean fresh water is constantly circulated and residue is filtered away from the pool. Forced air drying process.
         All fringes are hand treated and combed.
         Rug is placed in our drying house and subsequently inspected for cleanliness.

BUSINESS OPERATIONS:

Restoration and Remediation:
The company employs a strict four step remediation process. This includes:

          Project sequence planning
     1.   Containment and exposure control
     2.   Removal and disposal of contaminated material
     3.   Hygienic cleaning of surfaces

The importance of constructing proper containments cannot be over-emphasized. These containments control the environment/air flow and eliminate cross-contamination, restricting expansion of the problem and curbing the associated cost. Standards such as the New York City Department of Health Guidelines on Assessment and Remediation of Fungi in an Indoor Environment are valuable and followed by the company. The standards and testing utilized by the New York City Department of Health include:

Systemic Analysis:
         Health Effects such as runny nose, eye irritation, cough, congestion, asthma aggravation, headache and fatigue. Immunological Effects such as allergies and lung damage. Toxic Effects including respiratory and eye irritations and the inability to concentrate. Infectious Disease such as aspergillosis.
         Medical Evaluation
         Medical Relocation

Remediation Analysis:
         Visual Inspection
         Bulk/Surface Sampling
         Air Monitoring
         Analysis of environmental samples
         Remediation as needed. This includes small isolated areas, mid-sized isolated areas, large isolated areas, and extensive contamination remediation. Demolition and removal of contaminated materials.

The standards set forth by the New York Department of Health were the first in the nation and are acting as a basic guide for all mold remediation. We believe the above standards are comprehensive and provide a solid plan in executing operations. We believe adhering to these standards will ensure a complete and successful remediation process. In each of our jobs, we review these guidelines and determine which ones apply to our particular job and then follow them. We ensure the adherence by subcontractors to standards determined by the company through a specific and detailed Scope of Work and Work Plan designed for each job site. The Scope of Work and Work Plan itemizes and details the specific job functions and duties to be performed and is reviewed on a daily basis by a job foreman responsible to our management. Summary reports are transferred by fax or email to our corporate offices with progress reports and digital pictures identifying work progression. Through this policing activity and specific job requirements we are able to maintain subcontractor compliance with our performance standards.

In addition to the foregoing, the company augments the remediation process with lab testing, consultation, final testing and reconstruction where required.

GOVERNMENT REGULATION:
At the present time there are no federal government regulations for mold remeditators. We believe any legislation requiring licensing and certification to be in our favor as we have numerous licenses and certifications as detailed in the section below. On January 1, 2005, the State of Texas Department of
Health adopted rules for the testing, licensing and registration of mold remediators. The rules as they have been adopted require potential licensees to take a course approved by the Texas Department of Health, take an exam given by them, and then pay a license fee. We believe that as of this date, we are in compliance with all the new rules, having taken the required exam. All licenses are current and all related fees are paid up to current requirements. Additionally, all subcontractors that require licensing to perform mold remediation are confirmed by us through submission of relevant certification and licensing requirements. These documents and licenses are then confirmed by us through state records.

OUR QUALIFICATIONS
We presently have several certification and licenses pertinent to our industry and anticipate qualifying for the new license without further issues since we already have all the qualifications as outlined in Legislative Update on HB 329, the act that relates to Texas state regulation of mold assessors and remediators, which can be seen at http://www.texasboma.org/legislative_update_ 4_22_03.htm.

The licenses we currently hold are:

Institute of Inspection, Cleaning and Restoration
         IIRC - Carpet Cleaning
         IIRC - Upholstery & Fabric Cleaning
         IIRC - Journeyman Textile Cleaner
         IIRC - Odor Conrol
GEBCO Assocaites:
         Mold Remediation Contractor        Certificate No. 05077
Texas Department of Health Services:
         Mold Remediation Contractor        License No. MRC0329.

INDUSTRY & COMPETITION:

The mold remediation industry is not highly competitive. Most of the companies have developed their mold remediation business as a progression and add on to their restoration business or their air quality business, having much experience leading up to their involvement in the mold remediation industry. We believe our major competitors to be specialty remediation and cleaning companies, some of which are national in scope. Most companies, however, are either local or regional in scope. The nature of the restoration and remediation business is labor intensive and therefore is performed more accurately by people in a standardized environment. However, the company has a competitive advantage in standardized processes, training and services and can duplicate this system in any part of the country.

We believe our greatest competition is from nationally franchised operators, the three largest of which are Service Master, Blackmon Mooring, and Servpro. However, their success is based not only upon the nationally known name but upon the franchisee and the reputation he/she is able to establish. Since the industry is relatively new and much of the work is localized, we dont see having a national franchise name as that much of an advantage. We have been able to concentrate our marketing and sales on companies that have ongoing business, for example, home builders and developers.

Our methods of competing are through establishing relationships with builders and developers where we can solicit business from those who can give us continual referrals.

Future  products  and  services:
At the present time, we do not have plans to develop or market additional products or services.

Sources and Availability of Raw Material:
We are a service business and do not use raw materials. We use products in performing our service that are readily available from many sources.

Dependence on One or a Few Major Customers:
We are not dependent on any one or a few major customers.

Costs and Effects of Compliance with Environmental Laws:
We are not aware of nor do we anticipate any environmental laws with which we will have to comply.



ITEM 2.  DESCRIPTION OF PROPERTY

Our corporate and retail facilities are located in a 2,400 square foot warehouse building which we rent on a month to month basis from a related party at a fair market value of $650 per month.

ITEM  3. LEGAL PROCEEDINGS

The company is not involved in any legal proceedings.


ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Company did not submit any matters to a vote to the security holders during 2006.

PART II.

ITEM 5.  MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDERS MATTERS

The Common Stock is not currently quoted on any exchange.

Shareholders

As of December 31, 2006, there were 112 record holders of the Common Stock.

Dividends

The Company has not paid cash dividends on any class of common equity since formation and the Company does not anticipate paying any dividends on its outstanding common stock in the foreseeable future.

Warrants

The Company has no warrants outstanding.


ITEM 6.  MANAGEMENT DISCUSSIONS AND ANALYSIS OR PLAN OF OPERATION

Our fiscal quarter and fiscal year ended on December 31, 2006.

REVENUE. Revenue for the three months ended December 31, 2006, was $16,793 compared with revenues for the three months ended December 31, 2005 of $52,403. Revenue for the twelve months ended December 31, 2006, was $85,670 compared with revenues for the twelve months ended December 31, 2005,of $167,095. The decrease in sales was due to two factors; firstly, a more concentrated focus on our remediation business which generally provides a greater gross profit, and secondly, more time spent on administrative matters, more particularly, time spent on audit and legal matters relating to our filings.

DIRECT COSTS: Direct costs were $50,409 for the twelve months ended December 31, 2006 compared to $106,193 for the same period in 2005. The decrease in cost of sales related to the reduced sales and the concentration on getting remediation work which has a lower cost per dollar earned and one time expenses.

EXPENSES. Total expenses without depreciation for the twelve months ended December 31, 2006 were $94,387 compared with expenses for the twelve months ended December 31, 2005 of $65,844. The expense increase was 43%. One: due to increased focus on the remediation business, and two: expenses attributed to the filings with the U.S. Securities & Exchange Commission. This expense does not include Depreciation expense was and $15,514 and $11,964 for the twelve months ended December 31, 2006 and 2005 respectively.

NET INCOME (LOSS). Net loss for the twelve months ended December 31, 2006 was $74,358 compared to a net loss of $16,938 for the twelve months ended December 31, 2005. The change was due to the decrease in sales and increase in expenses.

LIQUIDITY AND CAPITAL RESOURCES. Slopestyle filed on Form SB-1, a registration statement with the U.S. Securities & Exchange Commission in order to raise funds to develop their business. The registration statement became effective on September 14, 2006 and Slopestyle has raised funds under that registration statement at $0.50 per share, all after September 30, 2006. As of March 31, 2007, Slopestyle has raised $183,475 by selling 366,950 shares. As of December 31, 2006, our cash balance was $131,402.

ITEM 7.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The financial statements of the Company, together with the independent auditors' report thereon of The Hall Group, CPA's appear on pages F-1 through F-9 of this report.


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Management of Slopestyle Corporation
Wylie, Texas

We have audited the accompanying balance sheet of Slopestyle Corporation as of December 31, 2006 and the related statements of operations, cash flows and stockholders' equity for the years ended December 31, 2006 and 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Slopestyle Corporation as of December 31, 2006, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.






/s/  The Hall Group, CPAs
-------------------------
The Hall Group, CPAs
Dallas, Texas

January 31, 2007

                             SLOPESTYLE CORPORATION
                                  Balance Sheet
                               December 31, 2006

                                     ASSETS
Current Assets
      Cash and Cash Equivalents                                       $ 131,402
      Receivables-Related Parties                                         6,000
                                                                      ---------
          Total Current Assets                                          137,402

Fixed Assets
      Vans                                                               52,373
      Cleaning Equipment                                                 27,146
      Computer                                                            2,249
      Trailer                                                             1,977
      Leasehold Improvements                                             21,518
      Less: Accumulated Depreciation and Amortization                   (51,405)
                                                                      ---------
          Total Fixed Assets                                             53,858
                                                                      ---------

               TOTAL ASSETS                                           $ 191,260
                                                                      =========


                        LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
      Accounts Payable                                                $  35,371
      Due from Related Parties                                           10,764
                                                                      ---------
          Total Liabilities (All Current)                                46,135

Stockholders' Equity
      Common stock, $.001 par value, 50,000,000 shares authorized,
          5,815,550 shares issued and outstanding                         5,816
      Additional Paid-In Capital                                        221,609
      Retained Earnings (Deficit)                                       (82,300)
                                                                      ---------
          Total Stockholders' Equity                                    145,125
                                                                      ---------

               TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $ 191,260
                                                                      =========


The accompanying notes are an integral part of these financial statements.

                             SLOPESTYLE CORPORATION
                            Statements of Operations
                 For the Years Ended December 31, 2006 and 2005


                                                         2006           2005
                                                     -----------    -----------

REVENUES                                             $    85,670    $   167,095

OPERATING EXPENSES
      Direct Labor and Other Costs                        50,409        106,193
      Advertising                                         13,965         11,523
      General and Administrative                          80,422         54,321
      Depreciation and Amortization                       15,514         11,964
                                                     -----------    -----------
           TOTAL OPERATING EXPENSES                      160,310        184,001
                                                     -----------    -----------

NET OPERATING (LOSS)                                     (74,640)       (16,906)

OTHER INCOME (EXPENSE)
      Interest Income (Expense)                              282            (32)
                                                     -----------    -----------
           TOTAL OTHER INCOME (EXPENSE)                      282            (32)
                                                     -----------    -----------

NET (LOSS) BEFORE INCOME TAXES                           (74,358)       (16,938)

      Provision for Income Taxes (Expense) Benefit             0              0
                                                     -----------    -----------

NET (LOSS)                                           $   (74,358)   $   (16,938)

      Beginning Retained Earnings (Deficit)               (7,942)         8,996
                                                     -----------    -----------

ENDING RETAINED EARNINGS (DEFICIT)                   $   (82,300)   $    (7,942)
                                                     ===========    ===========
EARNINGS PER SHARE

      Weighted Average of Outstanding Shares           5,537,506      5,500,000
                                                     ===========    ===========
      Income (Loss) for Common Stockholders          $     (0.01)   $     (0.00)
                                                     ===========    ===========


The accompanying notes are an integral part of these financial statements.



                             SLOPESTYLE CORPORATION
                  Statement of Changes in Stockholders' Equity
                 For the Years Ended December 31, 2006 and 2005


                                               Common Stock                Paid-In             Retained
                                          Shares          Amount           Capital         Earnings (Deficit)       Totals
                                       -------------   --------------  -----------------   -------------------------------------

Beginning Stockholder's Equity            5,500,000            5,500             64,149               8,996              78,645

Net (Loss)                                        0                0                  0             (16,938)            (16,938)
                                       -------------   --------------  -----------------   -----------------   -----------------

Ending Stockholder's Equity               5,500,000    $       5,500   $         64,149    $         (7,942)   $         61,707

Issuance of Common Stock
    for Cash                                315,550              316            157,460                   0             157,776

Net (Loss)                                        0                0                  0             (74,358)            (74,358)
                                       -------------   --------------  -----------------   -----------------   -----------------

Ending Stockholders' Equity               5,815,550    $       5,816   $        221,609             (82,300)   $        145,125
                                       =============   ==============  =================   =================   =================


The accompanying notes are an integral part of these financial statements.



                             SLOPESTYLE CORPORATION
                            Statements of Cash Flows
                 For the Years Ended December 31, 2006 and 2005

                                                                    2006         2005
                                                                  ---------    ---------
CASH FLOWS FROM OPERATING ACTIVITIES
      Net (Loss)                                                  $ (74,358)   $ (16,938)
      Adjustments to reconcile net loss to net cash
       provided by operating activities:
           Depreciation and Amortization                             15,514       11,964
           Decrease in Accounts Receivable                           12,631        3,921
           Decrease in Prepaids                                           0          525
           (Increase) in Receivable from Related Parties             (6,000)           0
           Increase in Accounts Payable                              35,371            0
           Increase in Due from Related Parties                      10,764            0
           (Decrease) in Accrued Expenses                              (970)        (505)
                                                                  ---------    ---------

               Net Cash (Used) by Operating Activities               (7,048)      (1,033)

CASH FLOWS FROM INVESTING ACTIVITIES
      Purchase of Leasehold Improvements                            (21,518)           0
                                                                  ---------    ---------

               Net Cash Provided (Used) by Investing Activities     (21,518)           0

CASH FLOWS FROM FINANCING ACTIVITIES
      Note Payments                                                       0       (4,422)
      Sale of Common Stock for Cash                                 157,776            0
                                                                  ---------    ---------

               Net Cash Provided (Used) by Financing Activities     157,776       (4,422)
                                                                  ---------    ---------

NET INCREASE IN CASH AND CASH EQUIVALENTS                           129,210       (5,455)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                        2,192        7,647
                                                                  ---------    ---------

CASH AND CASH EQUIVALENTS AT END OF YEAR                          $ 131,402    $   2,192
                                                                  =========    =========

SUPPLEMENTAL DISCLOSURES

      Cash Paid During the Year for Interest Expense              $       0          741
                                                                  =========    =========


The accompanying notes are an integral part of these financial statements.

                             SLOPESTYLE CORPORATION
                        NOTES TO THE FINANCIAL STATEMENTS
                                DECEMBER 31, 2006


NOTE 1 - NATURE OF ACTIVITIES AND SIGNIFICANT ACCOUNTING POLICIES
-----------------------------------------------------------------

         Nature of Activities, History and Organization:
         -----------------------------------------------

         Slopestyle Corporation operates under the names Carpet Star of Texas and Absolute Remediation as a carpet cleaning, home restoration, and mold remediation business for residential and commercial real estate. The company is located in Wylie, Texas and was incorporated on June 30, 1999 under the laws of the State of Texas.

         Significant Accounting Policies:
         --------------------------------

         The Company's management selects accounting principles generally accepted in the United States of America and adopts methods for their application. The application of accounting principles requires the estimating, matching and timing of revenue and expense. Below is a summary of certain significant accounting policies selected by management.

                  Basis of Presentation:
                  ---------------------

                  The Company prepares its financial statements on the accrual basis of accounting.

                  Cash and Cash Equivalents:
                  --------------------------

                  All highly liquid investments with original maturities of three months or less are stated at cost which approximates market value.

                  Revenue Recognition:
                  --------------------

                  Revenue is recognized at completion of services.

                  Accounts Receivable:
                  --------------------

                  Accounts receivable is valued net of a provision for doubtful accounts based on a review of collectibility. Accounts deemed uncollectible are applied to an allowance for doubtful accounts and charged against earnings. As of December 31, 2006, and 2005 the balance in the allowance is $1,851 and $371 respectively. Net accounts receivable at December 31, 2006 is $0.

                  Income Taxes:
                  -------------

                  Income from the corporation is taxed at regular corporate rates per the Internal Revenue Code. There are no provisions for current taxes due to net available operating losses.

                             SLOPESTYLE CORPORATION
                        NOTES TO THE FINANCIAL STATEMENTS
                                DECEMBER 31, 2006


NOTE 1 - (CONTINUED)
--------------------

                  Fixed Assets:
                  -------------

                  Fixed Assets are depreciated over their useful lives ranging from 5 to 7 years. Repairs and maintenance is charged to expense as incurred.

                  Earnings (Loss) per Share:
                  --------------------------

                  Earnings (loss) per share (basic) is calculated by dividing the net income (loss) by the weighted average number of common shares outstanding for the period covered. As the Company has no potentially dilutive securities, fully diluted earnings
                  (loss) per share is identical to earnings (loss) per share (basic).

                  Use of Estimates:
                  -----------------

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.


NOTE 2 - FIXED ASSETS
---------------------

         Fixed assets at December 31, 2006 are as follows:
         -------------------------------------------------

                  Vans (4)                                           $   52,373
                  Equipment in Vans                                      27,146
                  Computer                                                2,249
                  Trailer                                                 1,977
                  Leasehold Improvements                                 21,518
                  Less:  Accumulated Depreciation and Amortization      (51,405)
                                                                     ----------

                           Total Fixed Assets                        $   53,858
                                                                     ==========

         Depreciation and amortization expense was $15,514 and $11,964 for the years ended December 31, 2006 and 2005, respectively.

                             SLOPESTYLE CORPORATION
                        NOTES TO THE FINANCIAL STATEMENTS
                                DECEMBER 31, 2006


NOTE 3 - NOTES PAYABLE
----------------------

         The Company acquired four vans through financing with the Seller. These notes were paid off as of December 31, 2006.

         No interest expense was incurred for the year ended December 31, 2006 and $741 was incurred for the year ended December 31, 2005.


NOTE 4 - COMMON STOCK
---------------------

         The Company is authorized to issue 50,000,000 common shares at a par value of $0.001 per share. These shares have full voting rights. At December 31, 2006, there were 5,815,550 shares outstanding as follows:

                                                                 Shares
                                                                 ------

                  At Inception                                  500,000
                  December 20, 2002                           5,000,000
                  October 30, 2006                              194,100
                  December 6, 2006                                7,200
                  December 18, 2006                              15,600
                  December 20, 2006                              68,650
                  December 22, 2006                              13,000
                  December 26, 2006                              17,000
                                                              ---------

                           Total Shares Outstanding           5,815,550
                                                              =========

         At December 20, 2002 , the Company issued 5,000 shares of stock, in exchange for assets totaling $102,102 and assumption of liabilities of $33,453, and recorded additional paid in capital of $68,649. All values were based on current market value as of December 20, 2002. On December 9, 2005, the Company formalized a 10 for 1 stock split effective as of December 20, 2002, which effectively increased the stock issued from 5,500 to 5,500,000.

         The Company  issued  315,550  shares of stock in 2006.  All shares were
         sold  under  the  Company's  SB-1  registration   statement   effective
         September 2006.


NOTE 5 - INCOME TAXES
---------------------

         The Company had net losses for the years ended December 31, 2006 and 2005, and therefore incurred no tax liabilities. As there is doubt as to whether the Company will recoup these losses in future years and therefore realize the related tax benefits of accumulated losses, any deferred tax benefit has been fully reserved.

                             SLOPESTYLE CORPORATION
                        NOTES TO THE FINANCIAL STATEMENTS
                                DECEMBER 31, 2006


NOTE 6 - COMMITMENTS AND CONTINGENCIES
--------------------------------------

         The Company leases warehouse space under a one year lease which expires in December 2007. Future minimum rental obligations at December 31, 2006 are as follows:

                    Year Ended
                    ----------
                      2007                          $     7,800
                      2008                                    0
                      2009                                    0
                      2010                                    0
                      2011 and After                          0
                                                    -----------

                              Totals                $     7,800
                                                    ===========

         Rent expense was $6,128 and $6,660 for the years ended December 31, 2006 and 2005, respectively.


NOTE 7 - RELATED PARTY TRANSACTIONS
-----------------------------------

         Warehouse space is rented from a related party at fair rental value.

         A related party owes the Company $6,000 at December 31, 2006 for the down payment on a personal asset.

         The Company owes a related party $10,764 at December 31, 2006 for operating expenses paid on the Company's behalf.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANICAL DISCLOSURES

None.

ITEM 8A. CONTROLS AND PROCEDURES

(a)      Evaluation of disclosure controls and procedures
         ------------------------------------------------

         We maintain controls and procedures designed to ensure that information required to be disclosed in the reports that we file or submit under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Based upon their evaluation of those controls and procedures performed within 90 days of the filing date of this report, our chief executive officer and the principal financial officer concluded that our disclosure controls and procedures were adequate.

(b)      Changes in internal controls
         ----------------------------

         There were no significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation of those controls by the chief executive officer and principal financial officer.

PART III.

ITEM 9.  DIRECTORS AND EXECUTIVE OFFICERS OF REGISTRANT

As of December 31, 2006, the following persons serve as directors and officers of the Company.

Reed T. Buley          48      President; Secretary and Director

Mr. Buley graduated from Trinity Valley Community College in 1992. Since graduation he has held various management and operations positions before moving into the restoration business. In the course of the restoration business, he added the remediation and other specialty services. He was the manager of a water and fire restoration company serving the Dallas/Fort Worth metroplex from 2000 until 2002 when he became President of Slopestyle Corporation. He has been the President of Slopestyle Corporation since December 2002.


ITEM 10. EXECUTIVE COMPENSATION

Our executive officer received $48,829 in 2006.

ITEM 11. SECUIRTY OWNERSHIP OF MANANGEMENT AND BENEFICIAL OWNERS


As of December 31, 2006, the following persons are known to the Company to own 5% or more of the Company's Voting Stock:

Title / relationship                                     Amount     Percentage
to Issuer                  Name of Owner                 Owned         Owned
--------------------------------------------------------------------------------

President, Secretary
       and Director        Reed T. Buley                 5,000,000    85.98%

Shareholder                Southern Fiduciary
                            Financial, Inc. *              500,000     8.60%


* Shirley Reynolds is the beneficial owner of Southern Fiduciary Financial, Inc.

ITEM 12.          CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTION

None.


ITEM 13. EXHIBITS, FINANICAL STATEMENTS AND REPORTS ON FORM 10-KSB

(a) The following documents are filed as part of this report: Included in Part II, Item 7 of this report:

        Report of Independent Public Accountant

        Balance Sheet as of December 31, 2006

        Statement of Operations - For the Years Ended December 31, 2006 and 2005

        Statement of Stockholders Equity - For the Years Ended December 31, 2006 and 2005

        Statement of Cash Flows - For the Years Ended December 31, 2006 and 2005

        Notes to Financial Statements

(b) The company filed the following Form 8-Ks in 2006.

None.

(c) Exhibits

31       Certification

32 Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 - CEO and CFO



ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(1) AUDIT FEES

The aggregate fees billed for professional services rendered by our auditors, for the audit of the registrant's annual financial statements and review of the financial statements included in the registrant's Form 10-KSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2006 was $5,500.

(2) AUDIT-RELATED FEES

$5,500

(3) TAX FEES

NONE

(4) ALL OTHER FEES

NONE

(5) AUDIT COMMITTEE POLICIES AND PROCEDURES The Company does not have an audit committee.

(6) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Annual Report on Form 10-KSB to be signed on its behalf by the undersigned hereunto duly authorized.


SLOPESTYLE CORPORATION.

By:  /s/ Reed T. Buley
     -----------------
         Reed T. Buley
         Chief Executive Officer & Chief Financial Officer

Dated: April 10, 2007

                                                                      Exhibit 31
CERTIFICATION

I, Reed T. Buley, certify that:

1. I have reviewed this annual report on Form 10-KSB of Slopestyle Corporation

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

     a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

     c) presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: April 10, 2007

/s/  Reed T. Buley
------------------
Reed T. Buley
Chief Executive Officer and Chief Financial Officer

                                                                      Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Slopestyle Corporation (the "Company") on Form 10-KSB for the period ending December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report'), I, Reed T. Buley, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/  Reed T. Buley
------------------
Reed T. Buley
Chief Executive Officer and Chief Financial Officer

April 10, 2007

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 10-QSB/A


(Mark One)

[X]  QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
      ACT OF 1934

                  For the quarterly period ended March 31, 2007

                                       OR

[ ]  TRANSITION REPORT UNDER SECTION 13 OF 15(D) OF THE EXCHANGE ACT OF 1934

          From the transition period from ___________ to ____________.

                        Commission File Number 000-52235

                             SLOPESTYLE CORPORATION
                             ----------------------
        (Exact name of small business issuer as specified in its charter)


            Texas                                          75-2834498
            -----                                          ----------
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)


                      1111 Hughes Court Wylie, Texas 75098
                      ------------------------------------
                    (Address of principal executive offices)

                                 (972) 442-4314
                                 --------------
                           (Issuer's telephone number)

                                       N/A
                                       ---
(Former name, former address and former fiscal year, if changed since last report)

         Indicate by check mark whether the registrant (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days:. Yes [ X ] No [ ].

Indicate by a check mark whether the company is a shell company (as defined by Rule 12b-2 of the Exchange Act: Yes [ ] No [ X ].

As of March 31, 2007, there were 5,866,950 shares of Common Stock of the issuer outstanding.

TABLE OF CONTENTS

                          PART I FINANCIAL STATEMENTS



Item 1     Financial Statements                                             2

Item 2     Management's Discussion and Analysis or Plan of Operation        9

                           PART II OTHER INFORMATION

Item 1     Legal Proceedings                                                17
Item 2     Changes in Securities                                            17
Item 3     Default upon Senior Securities                                   17
Item 4     Submission of Matters to a Vote of Security Holders              17
Item 5     Other Information                                                17
Item 6     Exhibits and Reports on Form 8-K                                 17

                             SLOPESTYLE CORPORATION
                                  BALANCE SHEET
                                 MARCH 31, 2007
                                   (UNAUDITED)


                                     ASSETS

Current assets
  Cash                                                               $  30,365
  Receivables - Trade (net of $1,851 allowance for doubtful
    accounts)                                                               56
  Advances - related party                                              20,000
  Receivables - Related Parties                                          6,000
                                                                     ---------
    Total current assets                                                56,421

Property and equipment, net                                             46,376

Other assets
  Property held for investment                                          59,068
                                                                     ---------
    Total other assets                                                  59,068
                                                                     ---------
TOTAL ASSETS                                                         $ 161,865
                                                                     =========

                       LIABILITIES AND STOCKHOLDERS'EQUITY

Current liabilities
  Accounts payable and accrued expenses                              $   2,381
  Due from related party                                                15,148
                                                                     ---------
Total liabilities                                                       17,529
                                                                     ---------


Stockholders' deficit:
  Common stock, $.001 par value, 50,000,000 shares
  authorized, 5,866,950 shares issued and outstanding                    5,867
  Additional paid in capital                                           247,258
  Accumulated deficit                                                 (108,789)
                                                                     ---------
Total Stockholders' Equity                                             144,336
                                                                     ---------


TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                           $ 161,865
                                                                     =========










See Accompanying Notes to Financial Statements.

                             SLOPESTYLE CORPORATION
                            STATEMENTS OF OPERATIONS
                   THREE MONTHS ENDED MARCH 31, 2007 AND 2006
                                   (UNAUDITED)


                                         Three Months  Three Months
                                             Ended         Ended
                                          March 31,      March 31,
                                         -----------    -----------
                                             2007           2006
                                         -----------    -----------

Revenue                                  $    13,256    $    27,848

Operating expenses:
 Direct labor and other costs                 29,577          4,980
 Advertising                                       0          5,470
 General and administrative                    3,039         22,600
 Depreciation and amortization                 7,483          2,991
                                         -----------    -----------
        Total operating expense               40,099         36,041

 (Loss) from operations                      (26,843)        (8,193)

  Other(expense):
      Interest income                            354              0
      Income tax expense/benefit                   0              0
                                         -----------    -----------

Net(loss)                                $   (26,489)   $    (8,193)
                                         ===========    ===========


Net loss per share:
  Basic and diluted                      $     (0.00)   $     (0.00)
                                         ===========    ===========

  Weighted average shares outstanding:
  Basic and diluted                        5,852,474      5,500,000
                                         ===========    ===========











                 See Accompanying Notes to Financial Statements





                             SLOPESTYLE CORPORATION
                        STATEMENT OF STOCKHOLDERS' EQUITY
                      THREE MONTHS ENDED MARCH 31, 2007 AND
                      TWELVE MONTHS ENDED DECEMBER 31, 2006

                                   (unaudited)

                                                                                  Retained
                                                               Additional         Earnings
                                        Common  Stock            Paid In        (Accumulated
                                   Shares         Amount         Capital           Deficit)               Total
                              -------------------------------------------------------------------------------------

      Balance
         December 31, 2005          5,500,000       $ 5,500        $ 64,149       $  (7,942)             $  61,707

      Issuance of Common Stock
      for Cash                        315,550           316         157,460               0                157,776

              Net loss                                                             ( 74,358)              ( 74,358)


                              -------------------------------------------------------------------------------------
      Balance

   December 31, 2006                5,815,550       $5,816         $ 221,609      $ (82,300)             $ 145,125
                                    =========       ======         =========      =========              =========


      Issuance of Commons
      Stock for Cash                   51,400           51            25,649              0                 25,700


              Net loss                                                             ( 26,489)               (26,489)

      Balance

           March 31, 2007          5,866,950        $5,867         $ 247,258      $(108,789)                144,336
                                   =========        ======         =========      =========               =========


      See accompanying summary of accounting policies and notes to financial statements.

                             SLOPESTYLE CORPORATION
                            STATEMENTS OF CASH FLOWS
                   THREE MONTHS ENDED MARCH 31, 2007 AND 2006
                                   (UNAUDITED)

                                                       2007         2006
                                                     ---------    ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                             $ (26,489)   $  (8,193)
Adjustments to reconcile net deficit to cash used
  by operating activities:
    Depreciation and amortization                        7,483        2,991
Change in assets and liabilities:
  Accounts receivable                                      (56)       8,763
  Other assets                                           4,384            0
  Accounts payable and accrued expenses                (32,991)       9,105
  Advance  - related party                             (20,000)           0
                                                     ---------    ---------
CASH FLOWS PROVIDED (USED) IN OPERATING ACTIVITIES     (67,669)      12,666

CASH FLOWS USED IN INVESTING ACTIVITIES
  Purchase of property for investment                  (59,068)           0
                                                                  ---------
CASH FLOWS (USED) IN INVESTING ACTIVITIES              (59,068)
                                                                  ---------

CASH FLOWS FROM FINANCING ACTIVITIES
  Sale of common stock for cash                         25,700            0
                                                     ---------    ---------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES             25,700            0
                                                     ---------    ---------

NET INCREASE (Decrease) IN CASH                       (101,037)      12,666

  Cash, beg. of period                                 131,402        7,647
                                                     ---------    ---------
  Cash, end of period                                $  30,365    $  20,313
                                                     =========    =========



SUPPLEMENTAL CASH FLOW INFORMATION
  Interest paid                                      $    --      $    --
  Income taxes paid                                  $    --      $    --









                   See Accompany Notes to Financial Statements

                            SLOPESTYLE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2007


NOTE 1 - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Activities, History and Organization

Slopestyle Corporation operates under the names Carpet Star of Texas and Absolute Remediation as a carpet cleaning, home restoration, and mold remediation business for residential and commercial real estate. The company is located in Wylie, Texas and was incorporated on June 30, 1999 under the laws of the State of Texas.

         Significant Accounting Policies:
         --------------------------------

         The Company's management selects accounting principles generally accepted in the United States of America and adopts methods for their application. The application of accounting principles requires the estimating, matching and timing of revenue and expense. Below is a summary of certain significant accounting policies selected by management.

                  Basis of Presentation:
                  ----------------------

                  The Company  prepares its financial  statements on the accrual basis of accounting.

                  Cash and Cash Equivalents:
                  --------------------------

                  All highly liquid investments with original maturities of three months or less are stated at cost which approximates market value.

                  Revenue Recognition:
                  --------------------

                  Revenue is recognized at completion of services.

                  Accounts Receivable:
                  --------------------

                  Accounts receivable is valued net of a provision for doubtful accounts based on a review of collectibility. Accounts deemed uncollectible are applied to an allowance for doubtful accounts and charged against earnings. As of March 31, 2007, the balance in the allowance is $1,851. Net accounts receivable at March 31, 2007 is $56.

--------------------


                  Income Taxes:
                  -------------

                  Income from the corporation is taxed at regular corporate rates per the Internal Revenue Code. There are no provisions for current taxes due to net available operating losses.

                  Fixed Assets:
                  -------------

                  Fixed Assets are depreciated over their useful lives ranging from 5 to 7 years. Repairs and maintenance is charged to expense as incurred.

                  Earnings (Loss) per Share:
                  --------------------------

                  Earnings (loss) per share (basic) is calculated by dividing the net income (loss) by the weighted average number of common shares outstanding for the period covered. As the Company has no potentially dilutive securities, fully diluted earnings
                  (loss) per share is identical to earnings (loss) per share (basic).

                  Use of Estimates:
                  -----------------

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 2 - FIXED ASSETS:

Fixed assets at March 31, 2007 are as follows:

         Vans (4)                           $     52,373
         Equipment in vans                        27,146
         Computer                                  2,249
         Trailer                                   1,977
         Leasehold improvements                   21,518
                                            ------------
                                                 105,263
         Less: accumulated depreciation          (58,887)
                                            ------------
                                            $     46,376
                                            ============

Depreciation expense totaled $7,483 and $2,991 for the three months ended March 31, 2007 and March 31, 2006.

NOTE 3 - COMMON STOCK

         The Company is authorized to issue 50,000,000 common shares at a par value of $0.001 per share. These shares have full voting rights. At March 31, 2007 and December 31, 2006, there were 5,866,950 shares outstanding as follows:

                                                      Shares
                                                      ------
                  At Inception                         500,000
                  December 20, 2002                  5,000,000
                  October 30, 2006                     194,100
                  December 6, 2006                       7,200
                  December 18, 2006                     15,600
                  December 20, 2006                     68,650
                  December 22, 2006                     13,000
                  December 26, 2006                     17,000
                  December 18, 2006                     23,400
                  December 20, 2006                     20,000
                  December 22, 2006                      6,000
                  December 26, 2006                      2,000
                                                     ---------

                           Total Shares Outstanding  5,866,950
                                                     =========

         At December 20, 2002, the Company issued 5,000 shares of stock, in exchange for assets totaling $102,102 and assumption of liabilities of $33,453, and recorded additional paid in capital of $68,649. All values were based on current market value as of December 20, 2002. On December 9, 2005, the Company formalized a 10 for 1 stock split effective as of December 20, 2002, which effectively increased the stock issued from 5,500 to 5,500,000.

         The Company issued 315,550 shares of stock in 2006 and 51,400 shares of
         stock  in  2007.   All  shares  were  sold  under  the  Company's  SB-1
         registration statement effective September 2006.

NOTE 4 - INCOME TAXES

         The Company had net losses for the years ended December 31, 2006 and 2005, and the three months ending March 31, 2007, therefore incurred no tax liabilities. As there is doubt as to whether the Company will recoup these losses in future years and therefore realize the related tax benefits of accumulated losses, any deferred tax benefit has been fully reserved.

ITEM 2.  MANAGEMENT'S DISCUSSION AND ANALYSIS

THIS REPORT CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE COMPANY'S ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE SET FORTH ON THE FORWARD LOOKING STATEMENTS AS A RESULT OF THE RISKS SET FORTH IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, GENERAL ECONOMIC CONDITIONS, AND CHANGES IN THE ASSUMPTIONS USED IN MAKING SUCH FORWARD LOOKING STATEMENTS.

General

We are a company that is in the restoration and mold remediation business for residential and commercial structures. When damage by wind, fire, flood or any other catastrophic event is experienced, we offer cleaning, restoration and remediation services. We are certified in mold remediation, licensed by the State of Texas and fully approved by The Texas Department of State Health Services

Restoration:
         The restoration business is a highly competitive industry due to low economic and education barriers of entry. Although timely receivable collections can be problematic, restoration contractors experience minimal credit risk since many times their bills are paid by insurance companies, a significant advantage over residential contractors.
         Finally, the restoration industry is largely recession proof and non-cyclical. Hurricanes, tornadoes, hail storms, floods and fires, along with a host of other natural and man-made perils, combine to generate a year-round stream of potential customers without regard for the state of the economy.

         We generate revenue through a number of strategies. These strategies include referrals by insurance companies, relationships with general contractors, and relationships with local business and municipal leaders. Customers are located by visiting and campaigning at loss locations immediately following a tornado, fire or flood. Such a process involves establishing credibility by discussing and submitting prior work performed, obtaining all necessary and appropriate licenses, and networking with on-the-ground adjusters and professional personnel. Upon securing restoration contracts, subcontractors are engaged through a formal bid process. We are dependent on subcontractors to perform restoration work and manage the quality and timeliness of this work by a company foreman responsible for the management of the entire work process. At any one time, our foreman can have up to ten contractors working the job site. The subcontractors are local suppliers of trade skills and work exclusively for us under a written contract for the term of the restoration contract. Prior to the restoration work commencing, we do compete for subcontractors, however once contracts are signed and work begins, the subcontractor works exclusively for us until the job is complete.

         Our restoration business concentrates on the restoration of single and multi family dwellings that can be restored through the contracting with local contractors and subcontractors. We have made the strategic decision to focus our restoration business on moderately to substantially damaged structures, staying away from "total loss" situations as defined by insurance companies. This strategy allows us to more quickly restore structures.

         Home restoration typically involves the replacement of structural components, specifically, load bearing beams, walls, roofs, ceilings, floors, and other structural necessities. We draw on contractors and subcontractors with home building experience and manage the work performed through on-site foremen.

         There are generally two parts to the restoration industry, remediation (or mitigation) and reconstruction. As the name implies, remediation means stopping or reducing further losses. It includes such services as water extraction and smoke removal, and is often limited to working with a structure's interior and its contents. The reconstruction side of the business involves demolition and replacement of damaged structural components. Since the restoration industry is a relationship driven business, we have consistently followed a marketing approach of building relationships with contractors, local municipal leaders, and insurance companies. Securing contracts on losses not involving existing relationships often involves following storms and/or other natural disasters. We continue to follow traditional methods for obtaining restoration work. We compete for restoration contracts at loss locations. We use a variety of techniques to determine where there are losses from fire, wind, storm etc. and to position ourselves to be in contact with the decision maker on each loss.

         Our restoration construction company operates in a multi-billion dollar per year industry where there are low barriers to entry and little to no regulation. Consequently the industry is fragmented with thousands of restoration contractors ranging in size from international giants to independent contractors. However, despite the industry confusion and competition, we seek to maintain a competitive advantage over other restoration companies with our work quality, timeliness, and professional delivery of our services.


         We are subject to various state and local laws and regulations regarding construction activities and building codes.

Remediation:
         When mold in a structure has been identified, the basic concepts of cleaning, restoration and mold remediation are:
          * Identify and stop the moisture source. Examples of sources can be roof leaks, condensation pan or drain line leaks, plumbing leaks, sewage line leaks, shower pan leaks, wall leaks, especially around windows, found water leaks, improper insulation associated with HVAC systems, or any other source found to cause elevated moisture or humidity levels.
          * Dry the area. Until the building materials are dried to acceptable levels, mold will still likely grow. The drying process should be done in a manner not to cause the spread of mold spores or spread molds to other parts of the building not previously affected by the water or moisture problem. The drying industry should be referenced for proper drying techniques.

          * Perform remediation. After the moisture source has been identified and corrected and the wet areas dried, then the remediation activities can begin. The remediation may consist of either the removal of or cleaning of water damaged and/or mold damaged materials. It is often the case that the drying process and the remediation process are done at the same time. There is usually no need to dry water-damaged materials that will need to be removed as part of the remediation process. The remediation can include several different types of work activities depending on the area of the structure being addressed, as well as the quantities of materials affected.
                  These activities can include:
                  * Removal of the affected area including paneling, wallboard, flooring, ceiling, and wood infrastructure to remove all mold damaged materials
                  * If the affected area is not removed the affected area will be cleaned, sanitized and dried to remove all mold contamination
                  * ensure the affected area is free of contaminated materials
                  * Final Clearance Tests Upon completion of the remediation phase a new series of tests must be completed to assess successful elimination of the source of toxins, allergens, and other IAQ problem. Surface testing with either bulk tape or bulk scraping would show no active fungal presence. Air testing (total bioaerosol collections) should show similar indoor/outdoor populations. Passing this test is required prior to moving into the reconstruction phase.

         We will perform all these remediation processes as necessitated by the particular job.

         We have witnessed that dealing with mold contamination indoors has evolved into a specialty industry. Many individuals in the cleaning, restoration, hazardous materials, and industrial hygiene fields have noticed this evolution, from common construction nuisance to specialty remediation service. The legal profession has not missed the opportunity toward uniform treatment of mold contamination in buildings, where many suits have been brought against insurance companies claiming damage from mold thereby driving the growth in the mold remediation industry and the attention that the insurance companies did not treat mold claims uniformly. The legal profession is taking this opportunity to force the establishment of a uniform treatment of mold contamination in buildings. In addition, the International Association of Mold Remediation Specialists publishes a remediation guide which promotes competence and quality in mold mitigation and remediation through research and education. Their materials can be viewed at www.iamrs.org.

         In general terms, mold is commonly identified as a black mossy fungus that grows in dark and non-lit areas of walls and floors and ceilings which are exposed to moisture. More technically, mold is a life form that thrives on water and can grow at relative humidity of above 60 %. Molds produce tiny spores that reproduce and float through the air both inside and outside. These spores give off by-products such as volatile organic compounds and mycotoxins. Mycotoxins are naturally occurring substances produced by fungi as a secondary metabolite that typically affords the organism survival. Exposure to these spores has shown to cause a variety of health problems and allergic reactions. When mold spores land on a damp surface indoor, they may begin growing and digesting whatever they land on in order to survive. This can be wood, paper, carpet or foods. If the mold continues to grow un-addressed, a problem with mold can result and cause a situation where it has to be removed, often through demolition of the substance it is growing on.

Specialty Rug Cleaning:
         The Company also provides services for specialty rug cleaning. Rugs are highly susceptible to damage due to water, fire, or general dirty conditions. The first step in the cleaning process is to know what you are cleaning and what damage the object has sustained. We perform a fiber ID test to determine the content of the rug. This is because different fibers and materials require different cleaning solutions. Additionally, rugs with cotton fringes or wool face yearns must be cleaned differently than other fiber content rugs. The primary steps in specialized cleaning include:

         Thorough commercial vacuum application
         Reverse raised air-flow table treatment. Compressed air is forced through the back of the rug to remove particle matter out of the rug face.
         A dye application to prevent color fading or running during the cleaning process.
         Rug submersion in custom built self contained pool. Clean fresh water is constantly circulated and residue is filtered away from the pool. Forced air drying process.
         All fringes are hand treated and combed.
         Rug is placed in our drying house and subsequently inspected for cleanliness.

BUSINESS OPERATIONS:

Restoration and Remediation:
The company employs a strict four step remediation process. This includes:

     Project sequence planning
1.   Containment and exposure control
2.   Removal and disposal of contaminated material
3.   Hygienic cleaning of surfaces

The importance of constructing proper containments cannot be over-emphasized. These containments control the environment/air flow and eliminate cross-contamination, restricting expansion of the problem and curbing the associated cost. Standards such as the New York City Department of Health Guidelines on Assessment and Remediation of Fungi in an Indoor Environment are valuable and followed by the company. The standards and testing utilized by the New York City Department of Health include:

Systemic Analysis:
         Health Effects such as runny nose, eye irritation, cough, congestion, asthma aggravation, headache and fatigue.
         Immunological Effects such as allergies and lung damage.
         Toxic Effects including respiratory and eye irritations and the inability to concentrate.
         Infectious  Disease such as aspergillosis.
         Medical Evaluation
         Medical Relocation

Remediation Analysis:
         Visual Inspection
         Bulk/Surface Sampling
         Air Monitoring
         Analysis of environmental samples
         Remediation as needed. This includes small isolated areas, mid-sized isolated areas, large isolated areas, and extensive contamination remediation.
         Demolition and removal of contaminated materials.

The standards set forth by the New York Department of Health were the first in the nation and are acting as a basic guide for all mold remediation. We believe the above standards are comprehensive and provide a solid plan in executing operations. We believe adhering to these standards will ensure a complete and successful remediation process. In each of our jobs, we review these guidelines and determine which ones apply to our particular job and then follow them. We ensure the adherence by subcontractors to standards determined by the company through a specific and detailed Scope of Work and Work Plan designed for each job site. The Scope of Work and Work Plan itemizes and details the specific job functions and duties to be performed and is reviewed on a daily basis by a job foreman responsible to our management. Summary reports are transferred by fax or email to our corporate offices with progress reports and digital pictures identifying work progression. Through this policing activity and specific job requirements we are able to maintain subcontractor compliance with our performance standards.

In addition to the foregoing, the company augments the remediation process with lab testing, consultation, final testing and reconstruction where required.

GOVERNMENT REGULATION:
At the present time there are no federal government regulations for mold remeditators. We believe any legislation requiring licensing and certification to be in our favor as we have numerous licenses and certifications as detailed in the section below. On January 1, 2005, the State of Texas Department of
Health adopted rules for the testing, licensing and registration of mold remediators. The rules as they have been adopted require potential licensees to take a course approved by the Texas Department of Health, take an exam given by them, and then pay a license fee. We believe that as of this date, we are in compliance with all the new rules, having taken the required exam. All licenses are current and all related fees are paid up to current requirements. Additionally, all subcontractors that require licensing to perform mold remediation are confirmed by us through submission of relevant certification and licensing requirements. These documents and licenses are then confirmed by us through state records.

OUR QUALIFICATIONS
We presently have several certification and licenses pertinent to our industry and anticipate qualifying for the new license without further issues since we already have all the qualifications as outlined in Legislative Update on HB 329, the act that relates to Texas state regulation of mold assessors and
remediators,           which           can          be          seen          at
http://www.texasboma.org/legislative_update_4_22_03.htm. The licenses we currently hold are:

Institute of Inspection, Cleaning and Restoration
         IIRC - Carpet Cleaning
         IIRC - Upholstery & Fabric Cleaning
         IIRC - Journeyman Textile Cleaner
         IIRC - Odor Control
GEBCO Associates:
         Mold Remediation Contractor        Certificate No. 05077
Texas Department of Health Services:
         Mold Remediation Contractor        License No. MRC0329



RESULTS FOR THE FISCAL QUARTER ENDED MARCH 31, 2007

Our fiscal quarter ended on March 31, 2007. Any reference to the end of the fiscal quarter refers to the end of the first fiscal quarter for the periods discussed herein.

REVENUE. Revenue for the three months ended March 31 2007, was $13,256 compared with revenues for the three months ended March 31 2006 of $27,848. The decrease in sales was due to two factors; firstly, lower remediation sales due to purchasing a `mold' house and remediating it (sale pending in Q2), and secondly, more time spent on administrative matters, more particularly, time spent on raising money from our successful SB-1 filing.

EXPENSES. Total expenses for the three months ended March 31 2007, were $32,616 compared with expenses for the three months ended March 31 2006 of $33,050. The increase is due to higher labor costs on the carpet cleaning segment than the remediation business. This expense does not include depreciation which was $7,483 and $2,991 for the three months ended March 31 2007 and 2006.

NET INCOME (LOSS). Net loss for the three months ended March 31 2007 was $26,489 compared to a net loss of $8,193 for the three months ended March 31 2007 and 2006 respectively. Such increase in loss was due to the decrease in sales and increase in related expenses.

LIQUIDITY AND CAPITAL RESOURCES. Slopestyle filed on Form SB-1, a registration statement with the U.S. Securities & Exchange Commission in order to raise funds to develop their business. The registration statement became effective on September 14, 2006 and Slopestyle has raised funds under that registration statement at $0.50 per share, all after September 30, 2006. As of May 15, 2007, Slopestyle has raised an $183,476 by selling 366,952 shares.

Employees

As of March 31 2007, the Company had one employee.


ITEM 3.  CONTROLS AND PROCEDURES

Disclosure controls and procedures are controls and other procedures that are designed to ensure that information required to be disclosed in company reports filed or submitted under the Securities Exchange Act of 1934 (the "Exchange Act") is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed in company reports filed under the Exchange Act is accumulated and communicated to management, including the Company's Chief Executive Officer and Chief Financial Officer (the "Certifying Officers"), as appropriate to allow timely decisions regarding required disclosure.

As required by Rules 13a-15(e) and 15d-15(e) under the Exchange Act, the Certifying Officers carried out an evaluation of the effectiveness of the design and operation of the Company's disclosure controls and procedures as of March 31 2007. Their evaluation was carried out with the participation of other members of the Company's management. Based upon their evaluation, the Certifying Officers concluded that the Company's disclosure controls and procedures were effective.

The Company's internal control over financial reporting is a process designed by, or under the supervision of, the Certifying Officers and effected by the Company's Board of Directors, management and other personnel, to provide reasonable assurance regarding the reliability of the Company's financial reporting and the preparation of the Company's financial statements for external purposes in accordance with generally accepted accounting principles. Internal control over financial reporting includes policies and procedures that pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the Company's assets; provide reasonable assurance that transactions are recorded as necessary to permit preparation of the Company's financial statements in accordance with generally accepted accounting principles, and that the Company's receipts and expenditures are being made only in accordance with the authorization of the Company's Board of Directors and management; and provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company's assets that could have a material effect on its financial statements. There has been no change in the Company's internal control over financial reporting that occurred in the quarter ended March 31 2007, that has materially affected, or is reasonably likely to affect, the Company's internal control over financial reporting.

PART II

Items No. 1, 2, 3, 4, 5 - Not Applicable.


Item No. 6 - Exhibits and Reports on Form 8-K

(a) Report on Form 8-A12G was filed on September 22, 2006 to register our securities under Section 12(g) of the Act. No reports on Form 8-K were filed during the three months ended September 30, 2006.

(b)   Exhibits

Exhibit Number           Name of Exhibit

31.1 Certification of Chief Executive Officer, pursuant to Rule 13a-14(a) of the Exchange Act, as enacted by Section 302 of the Sarbanes-Oxley Act of 2002.

31.2 Certification of Chief Financial Officer, pursuant to Rule 13a-14(a) of the Exchange Act, as enacted by Section 302 of the Sarbanes-Oxley Act of 2002.

32.1 Certification of Chief Executive Officer and Chief Financial Officer, pursuant to 18 United States Code Section 1350, as enacted by Section 906 of the Sarbanes-Oxley Act of 2002.



SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SLOPESTYLE CORPORATION

By /s/ Reed Buley
--------------------------
Reed Buley, President, CFO

Date: June 28, 2007

EXHIBIT 31.1

                     CHIEF EXECUTIVE OFFICER CERTIFICATION

I, Reed Buley, certify that:

1.  I  have  reviewed  this  quarterly  report  on  Form  10-QSB  of  Slopestyle
Corporation.

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


Date: June 28, 2007

                  /s/ Reed Buley
                  --------------
                  Reed Buley
                  President and Chief Executive Officer

EXHIBIT 31.2

                     CHIEF FINANCIAL OFFICER CERTIFICATION

I, Reed Buley, certify that:

1.  I  have  reviewed  this  quarterly  report  on  Form  10-QSB  of  Slopestyle
Corporation.

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


Date: June 28, 2007

                  /s/ Reed Buley
                  --------------
                  Reed Buley
                  Chief Financial Officer

EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Slopestyle Corporation. (the "Company") on Form 10-QSB for the period ended March 31, 2007 as filed with the Securities and Exchange Commission (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Dated:  June 28, 2007

                  /s/ Reed Buley
                  --------------
                  Name: Reed Buley
Title:  Chief Executive Officer



Dated:  June 28, 2007

                  /s/ Reed Buley
                  --------------
                  Name: Reed Buley
Title:  Chief Financial Officer

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 10-QSB


(Mark One)

[X]  QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
      ACT OF 1934

                  For the quarterly period ended June 30, 2007

                                       OR

[ ]  TRANSITION REPORT UNDER SECTION 13 OF 15(D) OF THE EXCHANGE ACT OF 1934

          From the transition period from ___________ to ____________.

                        Commission File Number 000-52235

                             SLOPESTYLE CORPORATION
                             ----------------------
        (Exact name of small business issuer as specified in its charter)


            Texas                                              75-2834498
            -----                                              ----------
(State or other jurisdiction of                           (IRS Employer
 incorporation or organization)                             Identification No.)


                      1111 Hughes Court Wylie, Texas 75098
                      ------------------------------------
                    (Address of principal executive offices)

                                 (972) 442-4314
                                 --------------
                           (Issuer's telephone number)

                                       N/A
                                       ---
(Former name, former address and former fiscal year, if changed since last report)

         Indicate by check mark whether the registrant (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days:. Yes [ X ] No [ ].

Indicate by a check mark whether the company is a shell company (as defined by Rule 12b-2 of the Exchange Act: Yes [ ] No [ X ].

As of June 30, 2007, there were 5,866,950 shares of Common Stock of the issuer outstanding.

TABLE OF CONTENTS

                          PART I FINANCIAL STATEMENTS



Item 1     Financial Statements                                             2

Item 2     Management's Discussion and Analysis or Plan of Operation        9

                           PART II OTHER INFORMATION

Item 1     Legal Proceedings                                                17
Item 2     Changes in Securities                                            17
Item 3     Default upon Senior Securities                                   17
Item 4     Submission of Matters to a Vote of Security Holders              17
Item 5     Other Information                                                17
Item 6     Exhibits and Reports on Form 8-K                                 17

                             SLOPESTYLE CORPORATION
                                  BALANCE SHEET
                                  JUNE 30, 2007
                                   (UNAUDITED)


                                     ASSETS

Current assets
  Cash                                                              $  91,041
  Receivables - Trade (net of $1,851 allowance for doubtful
   accounts)                                                               56
  Advances - related party                                             20,000
  Receivables - Related Parties                                         6,000
                                                                    ---------
    Total current assets                                              117,097

Property and equipment, net                                            29,673

Other assets
  Property held for investment                                              0
                                                                    ---------
    Total other assets                                                      0
                                                                    ---------
TOTAL ASSETS                                                        $ 146,770
                                                                    =========

                       LIABILITIES AND STOCKHOLDERS'EQUITY

Current liabilities
  Accounts payable and accrued expenses                             $   3,739
  Due from related party                                               19,083
                                                                    ---------
Total liabilities                                                      22,822
                                                                    ---------


Stockholders' deficit:
  Common stock, $.001 par value, 50,000,000 shares
  authorized, 5,866,950 shares issued and outstanding                   5,867
  Additional paid in capital                                          247,258
  Accumulated deficit                                                (129,177)
                                                                    ---------
Total Stockholders' Equity                                            123,948
                                                                    ---------


TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                          $ 146,770
                                                                    =========











See Accompanying Notes to Financial Statements



                             SLOPESTYLE CORPORATION
                            STATEMENTS OF OPERATIONS
                THREE AND SIX MONTHS ENDED JUNE 30, 2007 AND 2006
                                   (UNAUDITED)


                                         Three Months  Three Months    Six Months     Six Months
                                             Ended         Ended         Ended          Ended
                                           June 30,      June 30,       June 30,       June 30,
                                        -----------    -----------    -----------    -----------
                                             2007           2006           2007           2006
                                        -----------    -----------    -----------    -----------


Revenue                                  $    87,751    $    23,381    $   101,007    $    51,229

Operating expenses:
 Direct labor and other costs                 82,188         15,021        111,765         20,001
 Advertising                                  11,424          1,718         11,424          7,188
 General and administrative                    7,560         16,722         10,599         39,322
 Depreciation and amortization                 7,483          2,991         14,966          5,982
                                         -----------    -----------    -----------    -----------
        Total operating expense              108,654         36,452        148,753         72,493

 (Loss) from operations                      (20,904)       (13,071)       (47,747)       (21,264)

  Other(expense):
      Interest income                            516              0            870              0
      Income tax expense/benefit                   0              0              0              0
                                         -----------    -----------    -----------    -----------

Net(loss)                                $   (20,388)   $   (13,071)   $   (46,877)   $   (21,264)
                                         ===========    ===========    ===========    ===========


Net loss per share:
  Basic and diluted                      $     (0.01)   $     (0.00)   $     (0.01)   $     (0.00)
                                         ===========    ===========    ===========    ===========

  Weighted average shares outstanding:
  Basic and diluted                        5,859,548      5,500,000      5,859,548      5,500,000
                                         ===========    ===========    ===========    ===========











                 See Accompanying Notes to Financial Statements




                                                    SLOPESTYLE CORPORATION
                                               STATEMENT OF STOCKHOLDERS' EQUITY
                                              SIX MONTHS ENDED JUNE 30, 2007 AND
                                             TWELVE MONTHS ENDED DECEMBER 31, 2006

                                                              (unaudited)

                                                                           Retained
                                                            Additional      Earnings
                                        Common  Stock         Paid In     (Accumulated
                                   Shares         Amount      Capital       Deficit)     Total
                              -----------------------------------------------------------------

   Balance
      December 31, 2005        5,500,000    $    5,500    $   64,149       (7,942)   $   61,707

   Issuance of Common Stock
   for Cash                      315,550           316       157,460            0       157,776

           Net loss                                                       (74,358)      (74,358)


                              -----------------------------------------------------------------
   Balance

December 31, 2006              5,815,550    $    5,816    $  221,609   $  (82,300)   $  145,125
                              ==========    ==========    ==========   ==========    ==========


   Issuance of Commons
   Stock for Cash                 51,400            51        25,649            0        25,700


           Net loss                                                       (46,877)      (46,877)

   Balance

        June 30, 2007          5,866,950    $    5,867    $  247,258     (129,177)   $  123,948
                              ==========    ==========    ==========   ==========    ==========


      See accompanying summary of accounting policies and notes to financial statements.

                             SLOPESTYLE CORPORATION
                            STATEMENTS OF CASH FLOWS
                     SIX MONTHS ENDED JUNE 30, 2007 AND 2006
                                   (UNAUDITED)

                                                            2007         2006
                                                         ---------    ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                 $ (46,877)   $ (21,264)
Adjustments to reconcile net deficit to cash used
  by operating activities:
    Depreciation and amortization                           14,966        5,982
Change in assets and liabilities:
  Accounts receivable                                          (55)       6,459
  Advance - related party                                  (20,000)           0
  Accounts payable and accrued expenses                    (31,632)       9,883
  Due to related party                                       8,318            0
                                                         ---------    ---------
CASH FLOWS PROVIDED (USED) IN OPERATING ACTIVITIES         (75,280)       1,060

CASH FLOWS USED IN INVESTING ACTIVITIES
  Sale of fixed assets                                       9,219            0
                                                         ---------    ---------
CASH FLOWS (USED) IN INVESTING ACTIVITIES                       (0)           0
                                                         ---------    ---------

CASH FLOWS FROM FINANCING ACTIVITIES
  Sale of common stock for cash                             25,700            0
                                                         ---------    ---------

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES                 25,700            0
                                                         ---------    ---------

NET INCREASE (Decrease) IN CASH                            (40,361)       1,060

  Cash, beg. of period                                     131,402        7,647
                                                         ---------    ---------
  Cash, end of period                                    $  91,041    $   8,707
                                                         =========    =========



SUPPLEMENTAL CASH FLOW INFORMATION
  Interest paid                                          $    --      $    --
  Income taxes paid                                      $    --      $    --









                   See Accompany Notes to Financial Statements

                             SLOPESTYLE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2007


NOTE 1 - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Activities, History and Organization

Slopestyle Corporation operates under the names Carpet Star of Texas and Absolute Remediation as a carpet cleaning, home restoration, and mold remediation business for residential and commercial real estate. The company is located in Wylie, Texas and was incorporated on June 30, 1999 under the laws of the State of Texas.

         Significant Accounting Policies:
         --------------------------------

         The Company's management selects accounting principles generally accepted in the United States of America and adopts methods for their application. The application of accounting principles requires the estimating, matching and timing of revenue and expense. Below is a summary of certain significant accounting policies selected by management.

                  Basis of Presentation:
                  ----------------------

                  The Company prepares its financial statements on the accrual basis of accounting.

                  Cash and Cash Equivalents:
                  --------------------------

                  All highly liquid investments with original maturities of three months or less are stated at cost which approximates market value.

                  Revenue Recognition:
                  --------------------

                  Revenue is recognized at completion of services.

                  Accounts Receivable:
                  --------------------

                  Accounts receivable is valued net of a provision for doubtful accounts based on a review of collectibility. Accounts deemed uncollectible are applied to an allowance for doubtful accounts and charged against earnings. As of June 30, 2007, the balance in the allowance is $1,851. Net accounts receivable at June 30, 2007 is $6,056.

                  Income Taxes:
                  -------------

                  Income from the corporation is taxed at regular corporate rates per the Internal Revenue Code. There are no provisions for current taxes due to net available operating losses.

                  Fixed Assets:
                  -------------

                  Fixed Assets are depreciated over their useful lives ranging from 5 to 7 years. Repairs and maintenance is charged to expense as incurred.

                  Earnings (Loss) per Share:
                  --------------------------

                  Earnings (loss) per share (basic) is calculated by dividing the net income (loss) by the weighted average number of common shares outstanding for the period covered. As the Company has no potentially dilutive securities, fully diluted earnings
                  (loss) per share is identical to earnings (loss) per share (basic).

                  Use of Estimates:
                  -----------------

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 2 - FIXED ASSETS:

Fixed assets at June 30, 2007 are as follows:

        Vans (2)                         $ 27,588
        Equipment in vans                  27,146
        Computer                            2,249
        Trailer                             1,977
        Leasehold improvements             21,518
                                         --------
                                           80,448
        Less: accumulated depreciation    (50,775)
                                         --------
                                         $ 29,673
                                         ========

Depreciation expense totaled $7,483 and $2,991 for the three months ended June 30, 2007 and June 30, 2006 and $14,996 and $5,982 for the six months ended June 30, 2007 and June 30, 2006 respectively. During the second quarter of 2007 two vans were sold for $9,546, historical cost of $25,815 and a net book value of $9,219 generating a gain on sale of assets of $327.

NOTE 3 - COMMON STOCK

         The Company is authorized to issue 50,000,000 common shares at a par value of $0.001 per share. These shares have full voting rights. At June 30, 2007 and December 31, 2006, there were 5,866,950 shares outstanding.

         At December 20, 2002, the Company issued 5,000 shares of stock, in exchange for assets totaling $102,102 and assumption of liabilities of $33,453, and recorded additional paid in capital of $68,649. All values were based on current market value as of December 20, 2002. On December 9, 2005, the Company formalized a 10 for 1 stock split effective as of December 20, 2002, which effectively increased the stock issued from 5,500 to 5,500,000.

         The Company issued 315,550 shares of stock in 2006 and 51,400 shares of
         stock  in  2007.   All  shares  were  sold  under  the  Company's  SB-1
         registration statement effective September 2006.

NOTE 4 - INCOME TAXES

         The Company had net losses for the years ended December 31, 2006 and 2005, and the six months ending June 30, 2007, therefore incurred no tax liabilities. As there is doubt as to whether the Company will recoup these losses in future years and therefore realize the related tax benefits of accumulated losses, any deferred tax benefit has been fully reserved.

ITEM 2.  MANAGEMENT'S DISCUSSION AND ANALYSIS

THIS REPORT CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE COMPANY'S ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE SET FORTH ON THE FORWARD LOOKING STATEMENTS AS A RESULT OF THE RISKS SET FORTH IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, GENERAL ECONOMIC CONDITIONS, AND CHANGES IN THE ASSUMPTIONS USED IN MAKING SUCH FORWARD LOOKING STATEMENTS.

General

We are a company that is in the restoration and mold remediation business for residential and commercial structures. When damage by wind, fire, flood or any other catastrophic event is experienced, we offer cleaning, restoration and remediation services. We are certified in mold remediation, licensed by the State of Texas and fully approved by The Texas Department of State Health Services

Restoration:
         The restoration business is a highly competitive industry due to low economic and education barriers of entry. Although timely receivable collections can be problematic, restoration contractors experience minimal credit risk since many times their bills are paid by insurance companies, a significant advantage over residential contractors.
         Finally, the restoration industry is largely recession proof and non-cyclical. Hurricanes, tornadoes, hail storms, floods and fires, along with a host of other natural and man-made perils, combine to generate a year-round stream of potential customers without regard for the state of the economy.

         We generate revenue through a number of strategies. These strategies include referrals by insurance companies, relationships with general contractors, and relationships with local business and municipal leaders. Customers are located by visiting and campaigning at loss locations immediately following a tornado, fire or flood. Such a process involves establishing credibility by discussing and submitting prior work performed, obtaining all necessary and appropriate licenses, and networking with on-the-ground adjusters and professional personnel. Upon securing restoration contracts, subcontractors are engaged through a formal bid process. We are dependent on subcontractors to perform restoration work and manage the quality and timeliness of this work by a company foreman responsible for the management of the entire work process. At any one time, our foreman can have up to ten contractors working the job site. The subcontractors are local suppliers of trade skills and work exclusively for us under a written contract for the term of the restoration contract. Prior to the restoration work commencing, we do compete for subcontractors, however once contracts are signed and work begins, the subcontractor works exclusively for us until the job is complete.

         Our restoration business concentrates on the restoration of single and multi family dwellings that can be restored through the contracting with local contractors and subcontractors. We have made the strategic decision to focus our restoration business on moderately to substantially damaged structures, staying away from "total loss" situations as defined by insurance companies. This strategy allows us to more quickly restore structures.

         Home restoration typically involves the replacement of structural components, specifically, load bearing beams, walls, roofs, ceilings, floors, and other structural necessities. We draw on contractors and subcontractors with home building experience and manage the work performed through on-site foremen.

         There are generally two parts to the restoration industry, remediation (or mitigation) and reconstruction. As the name implies, remediation means stopping or reducing further losses. It includes such services as water extraction and smoke removal, and is often limited to working with a structure's interior and its contents. The reconstruction side of the business involves demolition and replacement of damaged structural components. Since the restoration industry is a relationship driven business, we have consistently followed a marketing approach of building relationships with contractors, local municipal leaders, and insurance companies. Securing contracts on losses not involving existing relationships often involves following storms and/or other natural disasters. We continue to follow traditional methods for obtaining restoration work. We compete for restoration contracts at loss locations. We use a variety of techniques to determine where there are losses from fire, wind, storm etc. and to position ourselves to be in contact with the decision maker on each loss.

         Our restoration construction company operates in a multi-billion dollar per year industry where there are low barriers to entry and little to no regulation. Consequently the industry is fragmented with thousands of restoration contractors ranging in size from international giants to independent contractors. However, despite the industry confusion and competition, we seek to maintain a competitive advantage over other restoration companies with our work quality, timeliness, and professional delivery of our services.


         We are subject to various state and local laws and regulations regarding construction activities and building codes.

Remediation:
         When mold in a structure has been identified, the basic concepts of cleaning, restoration and mold remediation are:

         * Identify and stop the moisture source. Examples of sources can be roof leaks, condensation pan or drain line leaks, plumbing leaks, sewage line leaks, shower pan leaks, wall leaks, especially around windows, found water leaks, improper insulation associated with HVAC systems, or any other source found to cause elevated moisture or humidity levels.

         * Dry the area. Until the building materials are dried to acceptable levels, mold will still likely grow. The drying process should be done in a manner not to cause the spread of mold spores or spread molds to other parts of the building not previously affected by the water or moisture problem. The drying industry should be referenced for proper drying techniques.


         * Perform remediation. After the moisture source has been identified and corrected and the wet areas dried, then the remediation activities can begin. The remediation may consist of either the removal of or cleaning of water damaged and/or mold damaged materials. It is often the case that the drying process and the remediation process are done at the same time. There is usually no need to dry water-damaged materials that will need to be removed as part of the remediation process. The remediation can include several different types of work activities depending on the area of the structure being addressed, as well as the quantities of materials affected.

                  These activities can include:

                  * Removal of the affected area including paneling, wallboard, flooring, ceiling, and wood infrastructure to remove all mold damaged materials
                  * If the affected area is not removed the affected area will be cleaned, sanitized and dried to remove all mold contamination
                  * ensure the affected area is free of contaminated materials
                  * Final Clearance Tests Upon completion of the remediation phase a new series of tests must be completed to assess successful elimination of the source of toxins, allergens, and other IAQ problem. Surface testing with either bulk tape or bulk scraping would show no active fungal presence. Air testing (total bioaerosol collections) should show similar indoor/outdoor populations. Passing this test is required prior to moving into the reconstruction phase.

         We will perform all these remediation processes as necessitated by the particular job.

         We have witnessed that dealing with mold contamination indoors has evolved into a specialty industry. Many individuals in the cleaning, restoration, hazardous materials, and industrial hygiene fields have noticed this evolution, from common construction nuisance to specialty remediation service. The legal profession has not missed the opportunity toward uniform treatment of mold contamination in buildings, where many suits have been brought against insurance companies claiming damage from mold thereby driving the growth in the mold remediation industry and the attention that the insurance companies did not treat mold claims uniformly. The legal profession is taking this opportunity to force the establishment of a uniform treatment of mold contamination in buildings. In addition, the

         International Association of Mold Remediation Specialists publishes a remediation guide which promotes competence and quality in mold mitigation and remediation through research and education. Their materials can be viewed at www.iamrs.org.

         In general terms, mold is commonly identified as a black mossy fungus that grows in dark and non-lit areas of walls and floors and ceilings which are exposed to moisture. More technically, mold is a life form that thrives on water and can grow at relative humidity of above 60 %. Molds produce tiny spores that reproduce and float through the air both inside and outside. These spores give off by-products such as volatile organic compounds and mycotoxins. Mycotoxins are naturally occurring substances produced by fungi as a secondary metabolite that typically affords the organism survival. Exposure to these spores has shown to cause a variety of health problems and allergic reactions. When mold spores land on a damp surface indoor, they may begin growing and digesting whatever they land on in order to survive. This can be wood, paper, carpet or foods. If the mold continues to grow un-addressed, a problem with mold can result and cause a situation where it has to be removed, often through demolition of the substance it is growing on.

Specialty Rug Cleaning:
         The Company also provides services for specialty rug cleaning. Rugs are highly susceptible to damage due to water, fire, or general dirty conditions. The first step in the cleaning process is to know what you are cleaning and what damage the object has sustained. We perform a fiber ID test to determine the content of the rug. This is because different fibers and materials require different cleaning solutions. Additionally, rugs with cotton fringes or wool face yearns must be cleaned differently than other fiber content rugs. The primary steps in specialized cleaning include:

         Thorough commercial vacuum application
         Reverse raised air-flow table treatment. Compressed air is forced through the back of the rug to remove particle matter out of the rug face.
         A dye application to prevent color fading or running during the cleaning process.
         Rug submersion in custom built self contained pool. Clean fresh water is constantly circulated and residue is filtered away from the pool. Forced air drying process.
         All fringes are hand treated and combed.
         Rug is placed in our drying house and subsequently inspected for cleanliness.

BUSINESS OPERATIONS:

Restoration and Remediation:
The company employs a strict four step remediation process. This includes:

Project sequence planning:

1.      Containment and exposure control
2.      Removal and disposal of contaminated  material
3.      Hygienic cleaning of surfaces

The importance of constructing proper containments cannot be over-emphasized. These containments control the environment/air flow and eliminate cross-contamination, restricting expansion of the problem and curbing the associated cost. Standards such as the New York City Department of Health Guidelines on Assessment and Remediation of Fungi in an Indoor Environment are valuable and followed by the company. The standards and testing utilized by the New York City Department of Health include:

Systemic Analysis:
         Health Effects such as runny nose, eye irritation, cough, congestion, asthma aggravation, headache and fatigue.
         Immunological Effects such as allergies and lung damage.
         Toxic Effects including respiratory and eye irritations and the inability to concentrate.
         Infectious Disease such as aspergillosis.
         Medical Evaluation
         Medical Relocation

Remediation Analysis:
         Visual Inspection
         Bulk/Surface Sampling
         Air Monitoring
         Analysis of environmental samples
         Remediation as needed. This includes small isolated areas, mid-sized isolated areas, large isolated areas, and extensive contamination remediation.
         Demolition and removal of contaminated materials.

The standards set forth by the New York Department of Health were the first in the nation and are acting as a basic guide for all mold remediation. We believe the above standards are comprehensive and provide a solid plan in executing operations. We believe adhering to these standards will ensure a complete and successful remediation process. In each of our jobs, we review these guidelines and determine which ones apply to our particular job and then follow them. We ensure the adherence by subcontractors to standards determined by the company through a specific and detailed Scope of Work and Work Plan designed for each job site. The Scope of Work and Work Plan itemizes and details the specific job functions and duties to be performed and is reviewed on a daily basis by a job foreman responsible to our management. Summary reports are transferred by fax or email to our corporate offices with progress reports and digital pictures identifying work progression. Through this policing activity and specific job requirements we are able to maintain subcontractor compliance with our performance standards.

In addition to the foregoing, the company augments the remediation process with lab testing, consultation, final testing and reconstruction where required.

GOVERNMENT REGULATION:
At the present time there are no federal government regulations for mold remeditators. We believe any legislation requiring licensing and certification to be in our favor as we have numerous licenses and certifications as detailed in the section below. On January 1, 2005, the State of Texas Department of
Health adopted rules for the testing, licensing and registration of mold remediators. The rules as they have been adopted require potential licensees to take a course approved by the Texas Department of Health, take an exam given by them, and then pay a license fee. We believe that as of this date, we are in compliance with all the new rules, having taken the required exam. All licenses are current and all related fees are paid up to current requirements. Additionally, all subcontractors that require licensing to perform mold remediation are confirmed by us through submission of relevant certification and licensing requirements. These documents and licenses are then confirmed by us through state records.

OUR QUALIFICATIONS
We presently have several certification and licenses pertinent to our industry and anticipate qualifying for the new license without further issues since we already have all the qualifications as outlined in Legislative Update on HB 329, the act that relates to Texas state regulation of mold assessors and
remediators,           which           can          be          seen          at
http://www.texasboma.org/legislative_update_4_22_03.htm. The licenses we currently hold are:

Institute of Inspection, Cleaning and Restoration
         IIRC - Carpet Cleaning
         IIRC - Upholstery & Fabric Cleaning
         IIRC - Journeyman Textile Cleaner
         IIRC - Odor Control
GEBCO Associates:
         Mold Remediation Contractor        Certificate No. 05077
Texas Department of Health Services:
         Mold Remediation Contractor        License No. MRC0329



RESULTS FOR THE FISCAL QUARTER ENDED JUNE 30, 2007

Our fiscal quarter ended on June 30, 2007. Any reference to the end of the fiscal quarter refers to the end of the first fiscal quarter for the periods discussed herein.

REVENUE. During fiscal 2007 we embarked on a marketing plan to integrate the remediation business. Our objective is to look for homes that have been significantly discounted due to mold, and then remediate, renovate and sell. This vertical integration improved operating revenue during the quarter but also increased operating costs and ended up in a net loss position due to increased marketing and advertising fees. Without those fees the new remediation segment made $8,100 of gross profit.

Revenue for the three months ended June 30, 2007, was $87,751 compared with revenues for the three months ended June 30 2006 of $23,381. Revenue for the six months ended June 30, 2007, was $101,007 compared with revenues from the six month period ended June 30, 2006, of $51,229. The increase in revenue in both periods was due to the company vertically integrating within the remediation business as mentioned in the prior paragraph.

Revenue within the new remediation segment was $75,758. This was net of deductions of $11,742, therefore the gross selling price before deductions was $87,500. Net gross margin within the segment was $16,605 as total cost of goods sold was $59,153.

EXPENSES. Total expenses for the three months ended June 30 2007, were $108,654 compared with expenses for the three months ended June 30 2006 of $36,452. Total expenses for the six months ended June 30 2007, were $148,753 compared with expenses for the three months ended June 30 2006 of $72,493. The increase is due to the direct costs involved in the new remediation business of $67,653 in plus the marketing and advertising expenses of $11,424 in both the three and six month periods. Other increases are due to higher labor costs on the carpet cleaning segment vs. the remediation business. This expense does not include depreciation which was $7,483 and $2,991 for the three months ended June 30 2007 and 2006, respectively, and $14,966 and 5,982 for the six months ended June 30, 2007 and 2006, respectively.

NET INCOME (LOSS). Net loss for the three months ended June 30 2007 was $20,388 compared to a net loss of $13,071 for the three months ended June 30 2006. Net loss for the six months ended June 30, 2007 was $46,877 compared to a net loss of $21,264 for the six months ended June 30, 2006. Such increase in loss was due to the increase in advertising and labor expenses mentioned above in both the three and six month periods.

LIQUIDITY AND CAPITAL RESOURCES. Slopestyle filed on Form SB-1, a registration statement with the U.S. Securities & Exchange Commission in order to raise funds to develop their business. The registration statement became effective on September 14, 2006 and Slopestyle has raised funds under that registration statement at $0.50 per share, all after September 30, 2006. As of July 31, 2007, Slopestyle has raised an $183,476 by selling 366,952 shares.

Employees

As of June 30, 2007, the Company had one employee.

ITEM 3.  CONTROLS AND PROCEDURES

Disclosure controls and procedures are controls and other procedures that are designed to ensure that information required to be disclosed in company reports filed or submitted under the Securities Exchange Act of 1934 (the "Exchange Act") is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed in company reports filed under the Exchange Act is accumulated and communicated to management, including the Company's Chief Executive Officer and Chief Financial Officer (the "Certifying Officers"), as appropriate to allow timely decisions regarding required disclosure.

As required by Rules 13a-15(e) and 15d-15(e) under the Exchange Act, the Certifying Officers carried out an evaluation of the effectiveness of the design and operation of the Company's disclosure controls and procedures as of June 30, 2007. Their evaluation was carried out with the participation of other members of the Company's management. Based upon their evaluation, the Certifying Officers concluded that the Company's disclosure controls and procedures were effective.

The Company's internal control over financial reporting is a process designed by, or under the supervision of, the Certifying Officers and effected by the Company's Board of Directors, management and other personnel, to provide reasonable assurance regarding the reliability of the Company's financial reporting and the preparation of the Company's financial statements for external purposes in accordance with generally accepted accounting principles. Internal control over financial reporting includes policies and procedures that pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the Company's assets; provide reasonable assurance that transactions are recorded as necessary to permit preparation of the Company's financial statements in accordance with generally accepted accounting principles, and that the Company's receipts and expenditures are being made only in accordance with the authorization of the Company's Board of Directors and management; and provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company's assets that could have a material effect on its financial statements. There has been no change in the Company's internal control over financial reporting that occurred in the quarter ended June 30 2007, that has materially affected, or is reasonably likely to affect, the Company's internal control over financial reporting.

PART II

Items No. 1, 2, 3, 4, 5 - Not Applicable.


Item No. 6 - Exhibits and Reports on Form 8-K

(a) Report on Form 8-A12G was filed on September 22, 2006 to register our securities under Section 12(g) of the Act. No reports on Form 8-K were filed during the three months ended June 30, 2007.

(b)   Exhibits

Exhibit Number                      Name of Exhibit

  31.1 Certification of Chief Executive Officer, pursuant to Rule 13a-14(a) of the Exchange Act, as enacted by Section 302 of the Sarbanes-Oxley Act of 2002.

  31.2 Certification of Chief Financial Officer, pursuant to Rule 13a-14(a) of the Exchange Act, as enacted by Section 302 of the Sarbanes-Oxley Act of 2002.

  32.1 Certification of Chief Executive Officer and Chief Financial Officer, pursuant to 18 United States Code Section 1350, as enacted by Section 906 of the Sarbanes-Oxley Act of 2002.



SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SLOPESTYLE CORPORATION

By /s/ Reed Buley
-----------------
Reed Buley, President, CFO

Date: August 14, 2007

EXHIBIT 31.1

                     CHIEF EXECUTIVE OFFICER CERTIFICATION

I, Reed Buley, certify that:

1.  I  have  reviewed  this  quarterly  report  on  Form  10-QSB  of  Slopestyle
Corporation.

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


Date: August 14, 2007

                  /s/ Reed Buley
                  --------------
                  Reed Buley
                  President and Chief Executive Officer

EXHIBIT 31.2

                     CHIEF FINANCIAL OFFICER CERTIFICATION

I, Reed Buley, certify that:

1.  I  have  reviewed  this  quarterly  report  on  Form  10-QSB  of  Slopestyle
Corporation.

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


Date: August 14, 2007

                  /s/ Reed Buley
                  --------------
                  Reed Buley
                  Chief Financial Officer

EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Slopestyle Corporation. (the "Company") on Form 10-QSB for the period ended June 30, 2007 as filed with the Securities and Exchange Commission (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Dated:  August 14, 2007

                  /s/ Reed Buley
                  --------------
                  Name: Reed Buley
Title:  Chief Executive Officer



Dated:  August 14, 2007

                  /s/ Reed Buley
                  --------------
                  Name: Reed Buley
Title:  Chief Financial Officer